UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23308

PPM Funds

(Exact name of registrant as specified in charter)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Address of principal executive offices)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Andrew Tedeschi

PPM Funds

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 338-5800

Date of Fiscal Year End: December 31

Date of Reporting Period: January 1, 2023 – December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

PPMFunds

December 31, 2023

PPM Funds including: PPM Core Plus Fixed Income Fund (PKPIX) and PPM High Yield Core Fund (PKHIX)

PPMFunds	PPM Core Plus Fixed Income Fund

PPM Core Plus Fixed Income Fund

Total Return*
Institutional Class†
1 Year	7.02%
5 Year	2.11%
Since Inception	1.94%
†Inception date July 16, 2018
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Institutional Class shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

Composition as of December 31, 2023*:
Corporate Bonds and Notes	44.9%
Government and Agency Obligations	37.1
Non-U.S. Government Agency ABS	10.9
Senior Floating Rate Instruments	1.3
Short Term Investments	5.8
Total Investments*	100.0%

*Percentages are based on market values as of December 31, 2023 and differ from the percentages shown in the Schedules of Investments, which are based on net assets.

For the year ended December 31, 2023, PPM Core Plus Fixed Income Fund outperformed its primary benchmark by posting a return of 7.02% for Institutional Class shares compared to 5.53% for the Bloomberg US Aggregate Bond Index.

An overweight to investment grade corporate bonds positively contributed and drove the outperformance, given spread tightening. An overweight to asset-backed securities (“ABS”) modestly detracted. Derivatives did not materially impact Fund performance.

The investment objective of the Fund is to seek to realize maximum total return, consistent with the preservation of capital and prudent investment management. The Fund invests at least 80% of its assets in a diversified portfolio of debt securities of US and foreign issuers and generally maintains an average portfolio duration within two years of the duration of the benchmark. We seek to consistently add value by making investment decisions based on our view of longer term trends and non-economic factors that may affect interest rates. We also consider quantitative and qualitative factors, such as economic and market factors, in terms of how they could impact an individual company or a specific sector.

Relative to the benchmark on December 31, 2023, the Fund held an underweight position in US Treasuries, overweight positions in investment grade corporate bonds and ABS, an equal weight position in mortgage-backed securities (“MBS”), and an out of Index position in high yield corporate bonds. Year-over-year, we moved MBS from underweight to equal weight and increased the underweight to US Treasuries. MBS spreads moved wider during the 2023 banking crisis, improving the value proposition, and creating an opportunity for the Fund to move from underweight to equal weight.

In our opinion, primary risks to the market in 2024 are low conviction, slowing global economic growth and a significant increase in US Treasury net supply. Market strategists enter the year with a wide dispersion on what can happen to the US economy, which could lead to continued volatility and the need for managers to be agile. A record amount of US Treasury net supply could impact technicals in other investment grade markets.

PPMFunds	PPM High Yield Core Fund

PPM High Yield Core Fund

Total Return*
Institutional Class†
1 Year	12.71%
5 Year	5.04%
Since Inception	3.67%
†Inception date July 16, 2018
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Institutional Class shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

Composition as of December 31, 2023*:
Corporate Bonds and Notes	87.0%
Senior Floating Rate Instruments	4.5
Common Stocks	0.3
Short Term Investments	8.2
Total Investments*	100.0%

*Percentages are based on market values as of December 31, 2023 and differ from the percentages shown in the Schedules of Investments, which are based on net assets.

For the year ended December 31, 2023, PPM High Yield Core Fund underperformed its primary benchmark by posting a return of 12.71% for Institutional Class shares compared to 13.47% for the ICE BofA US High Yield Constrained Index .

Security selection in financial services was the largest non-cash detractor. Security selection in Basic Industry and Consumer Goods also detracted. Conversely, security selection in Capital Goods, Media and Leisure positively contributed. Derivative positioning did not materially impact Fund performance.

The investment objective of the Fund is to maximize current income. As a secondary objective, it seeks capital appreciation. The Fund seeks to identify the best relative value investment opportunities across various debt sectors by analyzing overall economic conditions and identifying companies we believe have the highest potential for improving credit fundamentals. The Fund primarily invests in high yield, high risk debt securities. The Fund has flexibility to invest in bank loans, equities, and foreign issuers.

During 2023, the Fund increased exposure to Automotive and Telecommunications and reduced exposure to Retail and Technology & Electronics. Relative to the benchmark on December 31, 2023, the Fund’s largest overweight positions were in financial services and energy. The largest underweight positions on December 31, 2023, were in Real Estate and Basic Industry. The Fund modestly increased exposure to bank loans during the year and held approximately 4.69% at year-end.

In our opinion, the primary risk for high yield bonds in 2024 is a more pronounced turn in the credit cycle, in particular a spike in defaults that pushes them well above historical averages.

PPMFunds

December 31, 2023

Important Disclosures and Glossary

Before investing, investors should carefully read the prospectus and/or summary prospectus and consider the investment objectives, risk, charges and expenses. For this and more complete information about the Funds, investors may obtain a prospectus or summary prospectus by calling 1-844-446-4PPM (1-844-446-4776), by writing PPM Funds, P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or by visiting https://www.ppmamerica.com/ppmfunds.

Mutual funds are issued by PPM America, Inc. PPM Funds are distributed by Foreside Financial Services, LLC.

The discussion of the Funds’ investments and investment strategy (including current investment themes, the portfolio managers’ research and investment process, and portfolio characteristics) represents the Funds’ investments and the views of the portfolio managers and PPM America, Inc., the Funds’ investment adviser, at the time of this report, and are subject to change without notice.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance shown. All returns reflect the reinvestment of income dividends and capital gains. You cannot invest directly in an index.

Mutual fund investing involves risk. Please see the Notes to the Financial Statements of this annual report, as well as the prospectus for more information on risks.

The Bloomberg US Aggregate Bond Index provides a broad measure of US investment grade, USD-denominated fixed rate bonds. It includes Treasuries, government-rated issues, corporate bonds, MBS, CMBS and ABS securities.

The ICE BofA US High Yield Constrained Index provides a measure of below investment grade bonds, is constructed based on the ICE BofA US High Yield Index and imposes a 2% issuer cap. The ICE BofA US High Yield Index provides a broad measure of below investment grade, USD-denominated fixed rate corporate debt. It includes corporate bonds with risk exposures to countries that are members of the FX-G10, Western Europe or territories of the US and Western Europe.

PPMFunds

Schedules of Investments

December 31, 2023

	Shares/Par[1]	Value ($)
PPM Core Plus Fixed Income Fund
CORPORATE BONDS AND NOTES 46.1%
Financials 21.1%
AerCap Ireland Capital Designated Activity Company
2.45%, 10/29/26	115,000	106,470
3.00%, 10/29/28	151,000	137,836
American Express Company
6.34%, 10/30/26	103,000	105,122
Ares Capital Corporation
7.00%, 01/15/27	80,000	82,448
Banco Santander, S.A.
9.63%, (100, 05/21/33) (a) (b)	100,000	109,442
Bank of America Corporation
3.56%, 04/23/27	172,000	165,542
4.27%, 07/23/29	233,000	225,163
3.19%, 07/23/30	23,000	20,846
2.59%, 04/29/31	55,000	47,362
Bank of Nova Scotia, The
5.25%, 12/06/24 (b) (c)	70,000	69,920
Barclays PLC
9.63%, (100, 12/15/29) (a) (b)	125,000	129,844
3.56%, 09/23/35 (b)	65,000	55,395
Blackstone Holdings Finance Co. L.L.C.
2.00%, 01/30/32 (d)	49,000	38,375
Blackstone Private Credit Fund
3.25%, 03/15/27	38,000	34,894
Blackstone Secured Lending Fund
2.85%, 09/30/28	55,000	47,394
Citigroup Inc.
5.00%, (100, 09/12/24) (a)	53,000	51,446
4.41%, 03/31/31	100,000	95,649
6.17%, 05/25/34	44,000	45,402
CNO Global Funding
2.65%, 01/06/29 (d)	100,000	86,782
Commonwealth Bank of Australia
5.50%, 09/12/25	150,000	151,853
Credit Suisse AG
4.75%, 08/09/24	98,000	97,378
7.95%, 01/09/25	24,000	24,545
Deutsche Bank Aktiengesellschaft
7.15%, 07/13/27	150,000	155,764
3.73%, 01/14/32 (b)	84,000	70,223
F&G Global Funding
2.00%, 09/20/28 (d)	60,000	51,121
Ford Motor Credit Company LLC
5.13%, 06/16/25	55,000	54,385
6.95%, 06/10/26	140,000	144,125
4.13%, 08/17/27	13,000	12,313
3.82%, 11/02/27 (c)	105,000	98,017
7.35%, 11/04/27	103,000	108,793
6.80%, 05/12/28 (c)	98,000	102,436
FS KKR Capital Corp.
3.40%, 01/15/26	114,000	107,922
General Motors Financial Company, Inc.
5.85%, 04/06/30	51,000	52,586
Icahn Enterprises L.P.
4.38%, 02/01/29 (c)	72,000	60,111
Intercontinental Exchange, Inc.
2.10%, 06/15/30	30,000	25,937
Intesa Sanpaolo SPA
7.80%, 11/28/53 (d)	75,000	82,384
7.78%, 06/20/54 (d)	80,000	82,578
J.P. Morgan Chase & Co.
8.89%, (3 Month Term SOFR + 3.51%), (100, 02/01/24) (a) (c) (e)	170,000	170,949
2.01%, 03/13/26	72,000	69,201
6.07%, 10/22/27	110,000	113,162
2.07%, 06/01/29	84,000	74,540
4.20%, 07/23/29	92,000	89,384
2.74%, 10/15/30	85,000	75,488
J.P. Morgan Chase Bank, National Association
5.11%, 12/08/26	250,000	252,198
Lloyds Banking Group PLC
7.50%, (100, 09/27/25) (a) (b)	79,000	77,262
Macquarie Airfinance Holdings Limited
8.13%, 03/30/29 (d)	30,000	31,374
Markel Group Inc.
6.00%, (100, 06/01/25) (a)	85,000	83,961
Morgan Stanley
0.99%, 12/10/26	75,000	69,041
5.12%, 02/01/29	53,000	53,218
5.16%, 04/20/29	70,000	70,409
3.62%, 04/01/31	22,000	20,271
2.51%, 10/20/32	42,000	34,758
6.34%, 10/18/33	95,000	102,414
6.63%, 11/01/34	85,000	94,147
5.95%, 01/19/38	52,000	52,627
Morgan Stanley Bank, National Association
5.88%, 10/30/26	125,000	128,484
National Rural Utilities Cooperative Finance Corporation
5.80%, 01/15/33	19,000	20,112
National Securities Clearing Corporation
5.10%, 11/21/27 (d)	105,000	107,135
NatWest Markets PLC
1.60%, 09/29/26 (d)	172,000	156,811
New York Life Global Funding
4.85%, 01/09/28 (d)	155,000	156,448
1.20%, 08/07/30 (d)	94,000	75,455
4.55%, 01/28/33 (d)	17,000	16,756
Northwestern Mutual Global Funding
4.90%, 06/12/28 (d)	85,000	85,603
Royal Bank of Canada
5.20%, 07/20/26 (b)	230,000	232,391
State Street Corporation
5.27%, 08/03/26	230,000	232,977
5.75%, 11/04/26	34,000	34,462
The Bank of New York Mellon Corporation
6.47%, 10/25/34	252,000	279,199
The Goldman Sachs Group, Inc.
2.60%, 02/07/30 (c)	73,000	64,047
The Hartford Financial Services Group, Inc.
2.90%, 09/15/51	46,000	30,938
The PNC Financial Services Group, Inc.
5.81%, 06/12/26	110,000	110,643
6.88%, 10/20/34 (c)	119,000	132,007
The Toronto-Dominion Bank
5.53%, 07/17/26 (b)	230,000	234,537
Toyota Motor Credit Corporation
5.40%, 11/20/26	85,000	87,061
Transocean Poseidon Limited
6.88%, 02/01/27 (d)	29,250	29,217
UBS AG
5.80%, 09/11/25	200,000	202,283
UBS Group AG
6.30%, 09/22/34 (d)	85,000	89,877
Wells Fargo & Company
5.57%, 07/25/29	230,000	234,941
5.39%, 04/24/34	106,000	106,349
5.56%, 07/25/34	84,000	85,458
		7,605,398
Energy 6.5%
Antero Midstream Partners LP
5.38%, 06/15/29 (d)	8,000	7,703
BP Capital Markets America Inc.
4.81%, 02/13/33	109,000	109,757
4.89%, 09/11/33	90,000	91,607
Cheniere Energy Partners, L.P.
4.50%, 10/01/29	85,000	81,277
3.25%, 01/31/32	10,000	8,518
5.95%, 06/30/33 (d)	61,000	62,581
Civitas Resources, Inc.
8.38%, 07/01/28 (d)	53,000	55,431
ConocoPhillips Company
5.30%, 05/15/53	86,000	88,966

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 15

PPMFunds

Schedules of Investments

December 31, 2023

	Shares/Par[1]	Value ($)
Devon Energy Corporation
5.88%, 06/15/28	29,000	29,317
4.50%, 01/15/30	24,000	23,070
Energy Transfer LP
6.50%, (100, 08/15/26) (a)	10,000	9,506
6.75%, (100, 05/15/25) (a)	72,000	69,033
7.13%, (100, 05/15/30) (a)	64,000	59,414
5.55%, 02/15/28	151,000	154,114
5.80%, 06/15/38	35,000	34,883
5.00%, 05/15/50	65,000	57,974
Enlink Midstream, LLC
6.50%, 09/01/30 (d)	38,000	38,783
EQM Midstream Partners, LP
4.13%, 12/01/26	63,000	60,820
Hilcorp Energy I, L.P.
8.38%, 11/01/33 (d)	40,000	42,542
Marathon Oil Corporation
4.40%, 07/15/27	73,000	71,212
ONEOK, Inc.
7.15%, 01/15/51	30,000	34,743
Permian Resources Operating, LLC
7.00%, 01/15/32 (d)	35,000	36,098
Petroleos Mexicanos
10.00%, 02/07/33	32,000	32,078
Pioneer Natural Resources Company
5.10%, 03/29/26	127,000	127,208
1.90%, 08/15/30	40,000	33,983
Sabine Pass Liquefaction, LLC
4.20%, 03/15/28	150,000	146,978
4.50%, 05/15/30	60,000	58,496
Schlumberger Investment S.A.
4.85%, 05/15/33 (c)	61,000	61,916
Targa Resources Corp.
6.15%, 03/01/29	119,000	124,531
6.25%, 07/01/52	25,000	25,926
6.50%, 02/15/53	20,000	21,645
Targa Resources Partners LP
5.50%, 03/01/30	40,000	39,993
4.88%, 02/01/31	36,000	34,971
Transocean Inc
8.75%, 02/15/30 (d)	13,300	13,912
Var Energi ASA
8.00%, 11/15/32 (d)	130,000	147,347
Venture Global Calcasieu Pass, LLC
3.88%, 08/15/29 (d)	8,000	7,204
6.25%, 01/15/30 (d)	54,000	53,811
Venture Global LNG, Inc.
9.50%, 02/01/29 (d)	118,000	124,756
Western Midstream Operating, LP
6.15%, 04/01/33	50,000	51,928
		2,334,032
Utilities 4.9%
Constellation Energy Generation, LLC
6.13%, 01/15/34	30,000	32,125
6.50%, 10/01/53	28,000	31,645
Edison International
5.25%, 11/15/28	152,000	153,111
6.95%, 11/15/29	56,000	60,780
Florida Power & Light Company
4.80%, 05/15/33 (c)	87,000	88,017
Nevada Power Company
6.00%, 03/15/54	20,000	21,879
Pacific Gas And Electric Company
3.30%, 12/01/27	36,000	33,566
3.25%, 06/01/31	38,000	32,881
5.90%, 06/15/32	94,000	95,602
6.40%, 06/15/33	30,000	31,589
6.95%, 03/15/34	45,000	49,433
4.50%, 07/01/40	131,000	110,864
6.75%, 01/15/53	173,000	188,413
PPL Electric Utilities Corporation
5.00%, 05/15/33	200,000	204,554
Public Service Electric And Gas Company
3.10%, 03/15/32	26,000	23,374
4.90%, 12/15/32	86,000	87,794
San Diego Gas & Electric Company
1.70%, 10/01/30	52,000	43,038
5.35%, 04/01/53	82,000	83,009
Sempra
5.40%, 08/01/26	100,000	101,302
The AES Corporation
3.30%, 07/15/25 (d)	93,000	89,750
Vistra Operations Company LLC
3.55%, 07/15/24 (d)	51,000	50,278
3.70%, 01/30/27 (d)	80,000	75,759
6.95%, 10/15/33 (d)	82,000	86,260
		1,775,023
Health Care 3.0%
Amgen Inc.
3.15%, 02/21/40	42,000	32,682
5.65%, 03/02/53	137,000	144,639
Ascension Health
2.53%, 11/15/29	18,000	16,106
Baylor Scott & White Holdings
2.84%, 11/15/50	34,000	23,281
Centene Corporation
3.00%, 10/15/30	118,000	102,200
2.50%, 03/01/31	66,000	54,879
CVS Health Corporation
5.30%, 06/01/33	85,000	87,202
5.88%, 06/01/53	140,000	147,213
Gilead Sciences, Inc.
5.25%, 10/15/33	83,000	86,663
HCA Inc.
5.88%, 02/15/26	20,000	20,216
3.50%, 09/01/30	67,000	60,795
Indiana University Health, Inc.
2.85%, 11/01/51	31,000	21,239
Northwestern Memorial HealthCare
2.63%, 07/15/51	35,000	23,210
Pfizer Investment Enterprises Pte. Ltd
4.75%, 05/19/33	52,000	52,001
Royalty Pharma PLC
3.55%, 09/02/50	50,000	35,600
Trinity Healthcare Group Pte. Ltd.
2.63%, 12/01/40	11,000	7,987
UnitedHealth Group Incorporated
4.75%, 05/15/52	55,000	52,880
5.88%, 02/15/53	72,000	81,500
6.05%, 02/15/63	31,000	35,707
		1,086,000
Industrials 2.4%
Aircastle Limited
5.25%, 08/11/25 (d)	78,000	77,074
Delta Air Lines, Inc.
7.00%, 05/01/25 (d)	94,000	95,637
Regal Rexnord Corporation
6.05%, 02/15/26 (d) (f)	53,000	53,583
6.40%, 04/15/33 (d) (f)	54,000	56,513
RTX Corporation
5.15%, 02/27/33	43,000	43,802
6.10%, 03/15/34	41,000	44,484
6.40%, 03/15/54	86,000	99,436
Siemens Financieringsmaatschappij N.V.
2.15%, 03/11/31 (d)	36,000	30,723
Smyrna Ready Mix Concrete, LLC
8.88%, 11/15/31 (d)	61,000	64,196
Summit Materials, LLC
7.25%, 01/15/31 (d)	21,000	22,143
The Boeing Company
5.15%, 05/01/30 (f)	110,000	112,100
5.71%, 05/01/40 (f)	120,000	124,172
XPO, Inc.
6.25%, 06/01/28 (d)	54,000	54,587
		878,450
Consumer Discretionary 2.4%
Amazon.com, Inc.
2.10%, 05/12/31	85,000	73,251

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 15

PPMFunds

Schedules of Investments

December 31, 2023

	Shares/Par[1]	Value ($)
3.10%, 05/12/51	35,000	25,998
Carnival Corporation
4.00%, 08/01/28 (d)	31,000	28,809
Daimler Trucks Finance North America LLC
5.20%, 01/17/25 (d)	100,000	99,958
Hyatt Hotels Corporation
5.38%, 04/23/25 (f) (g)	35,000	35,059
Hyundai Capital America
5.80%, 06/26/25 (d)	85,000	85,480
6.10%, 09/21/28 (d)	110,000	114,119
Kohl's Corporation
4.63%, 05/01/31 (c) (f) (g)	31,000	24,492
Lowe`s Companies, Inc.
3.00%, 10/15/50	26,000	17,673
M.D.C. Holdings, Inc.
6.00%, 01/15/43 (f)	11,000	10,361
Macys Retail Holdings
5.88%, 03/15/30 (c) (d)	24,000	22,666
6.13%, 03/15/32 (d)	12,000	11,356
Mileage Plus Holdings, LLC
6.50%, 06/20/27 (d)	17,518	17,606
Resorts World Las Vegas LLC
4.63%, 04/06/31 (d)	100,000	82,921
SkyMiles IP Ltd.
4.50%, 10/20/25 (d)	6,666	6,574
Tapestry, Inc.
7.85%, 11/27/33 (f)	30,000	32,040
Warnermedia Holdings, Inc.
5.05%, 03/15/42	70,000	61,793
ZF North America Capital, Inc.
4.75%, 04/29/25 (d)	96,000	94,782
		844,938
Communication Services 2.0%
AT&T Inc.
5.40%, 02/15/34	70,000	72,167
Charter Communications Operating, LLC
6.15%, 11/10/26	80,000	81,882
5.38%, 04/01/38	35,000	31,458
5.75%, 04/01/48	13,000	11,571
6.83%, 10/23/55	31,000	31,023
Comcast Corporation
3.75%, 04/01/40	25,000	21,528
5.35%, 05/15/53	25,000	25,874
DIRECTV Financing, LLC
5.88%, 08/15/27 (d)	27,000	25,353
Meta Platforms, Inc.
4.45%, 08/15/52	50,000	45,891
5.60%, 05/15/53	39,000	42,294
T-Mobile USA, Inc.
2.63%, 04/15/26	166,000	157,978
6.00%, 06/15/54	87,000	95,560
Walt Disney Company, The
4.63%, 03/23/40	60,000	58,577
		701,156
Consumer Staples 1.8%
Anheuser-Busch Companies, LLC
4.70%, 02/01/36	100,000	99,822
Anheuser-Busch InBev Worldwide Inc.
5.45%, 01/23/39	81,000	85,412
B.A.T Capital Corporation
4.39%, 08/15/37	35,000	29,388
3.73%, 09/25/40	35,000	25,738
JBS USA Lux S.A.
6.75%, 03/15/34 (d)	55,000	57,743
7.25%, 11/15/53 (d)	19,000	20,718
Marb Bondco PLC
3.95%, 01/29/31 (d)	70,000	56,572
Northwestern University
2.64%, 12/01/50	28,000	19,352
Pilgrim's Pride Corporation
3.50%, 03/01/32	130,000	110,116
The Trustees of Princeton University
4.20%, 03/01/52 (c)	58,000	54,099
Walmart Inc.
4.50%, 04/15/53	89,000	86,450
		645,410
Materials 1.2%
Celanese US Holdings LLC
6.35%, 11/15/28 (f)	45,000	47,231
6.55%, 11/15/30 (f)	116,000	123,165
6.70%, 11/15/33 (f)	49,000	53,158
First Quantum Minerals Ltd
6.88%, 10/15/27 (d)	40,000	33,999
Mineral Resources Limited
9.25%, 10/01/28 (d)	42,000	44,236
NOVA Chemicals Corporation
8.50%, 11/15/28 (d)	48,000	50,379
Yara International ASA
7.38%, 11/14/32 (d)	57,000	63,611
		415,779
Real Estate 0.8%
EPR Properties
4.95%, 04/15/28	40,000	38,117
3.60%, 11/15/31	41,000	33,674
Essential Properties, L.P.
2.95%, 07/15/31	58,000	45,373
GLP Financing, LLC
5.75%, 06/01/28	15,000	15,114
3.25%, 01/15/32	27,000	22,822
VICI Properties Inc.
4.25%, 12/01/26 (d)	35,000	33,737
3.75%, 02/15/27 (d)	43,000	40,647
4.13%, 08/15/30 (d)	64,000	58,286
		287,770
Total Corporate Bonds And Notes (cost $16,614,063)		16,573,956
GOVERNMENT AND AGENCY OBLIGATIONS 38.1%
Mortgage-Backed Securities 25.5%
Federal Home Loan Mortgage Corporation
2.00%, 04/01/36 - 03/01/52	1,047,799	873,326
4.00%, 10/01/37 - 01/01/53	356,801	342,405
4.50%, 07/01/38 - 08/01/52	516,242	503,216
3.00%, 11/01/46 - 01/01/52	106,310	94,530
3.50%, 10/01/47 - 04/01/50	159,435	148,576
2.50%, 05/01/50 - 11/01/51	393,000	338,056
5.00%, 09/01/52 - 01/01/53	129,176	128,043
5.50%, 04/01/53 - 05/01/53	161,101	161,987
6.00%, 11/01/53	172,379	175,115
Federal National Mortgage Association, Inc.
3.00%, 09/01/32 - 04/01/52	737,201	666,567
2.50%, 10/01/35 - 01/01/52	685,873	602,968
4.00%, 10/01/37 - 05/01/52	429,607	413,793
4.50%, 05/01/38 - 08/01/53	346,778	341,197
TBA, 3.50%, 01/15/39 (h)	80,000	77,044
TBA, 5.00%, 01/15/39 (h)	80,000	80,475
3.50%, 10/01/46 - 10/01/52	353,828	327,526
2.00%, 11/01/50 - 03/01/52	1,420,032	1,167,725
5.00%, 08/01/52 - 06/01/53	362,568	359,146
5.50%, 01/01/53 - 09/01/53	556,947	560,154
Government National Mortgage Association
3.00%, 10/20/46 - 04/20/51	352,542	321,938
4.00%, 07/20/47 - 10/20/52	321,836	309,090
4.50%, 12/20/48 - 06/20/53	273,185	267,039
3.50%, 01/20/49 - 07/20/51	155,482	145,997
2.50%, 03/20/51	311,487	273,654
2.00%, 03/20/52	161,004	136,231
5.00%, 10/20/52 - 07/20/53	224,024	222,642
5.50%, 02/20/53	76,650	77,209
TBA, 3.00%, 01/15/54 (h)	60,000	54,358
		9,170,007
U.S. Treasury Note 7.7%
Treasury, United States Department of
1.25%, 06/30/28	132,000	117,769
4.63%, 09/30/28	202,000	208,628
4.88%, 10/31/28 - 10/31/30	161,000	169,584
3.75%, 12/31/28	248,000	246,992
1.50%, 02/15/30	366,000	319,106

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 15

PPMFunds

Schedules of Investments

December 31, 2023

	Shares/Par[1]	Value ($)
1.38%, 11/15/31	392,000	325,911
2.88%, 05/15/32	986,600	915,688
2.75%, 08/15/32	46,000	42,191
3.50%, 02/15/33	438,000	425,339
		2,771,208
U.S. Treasury Bond 3.5%
Treasury, United States Department of
3.75%, 08/15/41	334,000	318,552
2.00%, 11/15/41	28,000	20,322
3.13%, 11/15/41	219,000	190,941
2.50%, 02/15/45 - 02/15/46	525,000	396,596
3.00%, 02/15/48	306,000	250,251
1.63%, 11/15/50	56,000	33,512
2.88%, 05/15/52	70,000	55,978
		1,266,152
Sovereign 0.8%
Israel, State of
4.50%, 01/17/33	84,000	79,649
ROP Sukuk Trust
5.05%, 06/06/29 (d)	200,000	203,250
		282,899
U.S. Government Agency Obligations 0.5%
Federal National Mortgage Association, Inc.
0.88%, 08/05/30 (i)	229,000	186,649
Municipal 0.1%
Dallas/Fort Worth International Airport
2.84%, 11/01/46	55,000	41,391
Total Government And Agency Obligations (cost $14,851,383)		13,718,306
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 11.2%
Air Canada
Series 2020-A-2, 5.25%, 04/01/29	10,589	10,326
Alaska Air Pass Through Trust 2020-1A
Series 2020-A-1, 4.80%, 08/15/27	48,949	47,236
American Airlines, Inc.
Series 2016-AA-2, 3.20%, 06/15/28	94,430	85,733
Americredit Automobile Receivables Trust 2023-2
Series 2023-A2A-2, 6.19%, 04/19/27	113,000	113,439
BX Trust 2022-PSB
Series 2022-A-PSB, REMIC, 7.81%, (1 Month Term SOFR + 2.45%), 08/15/39 (e)	28,345	28,318
CCG Receivables Trust 2021-2
Series 2021-A2-2, 0.54%, 03/14/29	84,241	81,693
Chase Issuance Trust
Series 2022-A-A1, 3.97%, 09/15/25	160,000	157,818
CIM Trust 2021-J2
Series 2021-A1-J2, REMIC, 2.50%, 11/25/42 (e)	142,020	116,079
Citibank Credit Card Issuance Trust
Series 2023-A1-A1, 5.23%, 12/08/25	100,000	100,768
CNH Equipment Trust 2022-A
Series 2022-A2-A, 2.39%, 01/16/24	31,306	31,234
CNH Equipment Trust 2022-B
Series 2022-A2-B, 3.94%, 12/15/25	60,228	59,896
Dell Equipment Finance Trust 2023-1
Series 2023-A2-1, 5.65%, 09/22/28	155,807	155,836
Dell Equipment Finance Trust 2023-2
Series 2023-A3-2, 5.65%, 02/23/26	100,000	100,606
Dell Equipment Finance Trust 2023-3
Series 2023-A2-3, 6.10%, 06/23/25	100,000	100,639
DLLAA 2021-1 LLC
Series 2021-A3-1A, 0.67%, 04/17/26	101,669	98,934
DLLST 2022-1 LLC
Series 2022-A3-1A, 3.40%, 01/21/25	62,217	61,804
First Investors Auto Owner Trust 2021-2
Series 2021-A-2A, 0.48%, 10/15/24	19,895	19,538
Ford Credit Auto Owner Trust 2023-C
Series 2023-A3-C, 5.53%, 04/15/27	148,000	151,204
GM Financial Automobile Leasing Trust 2023-2
Series 2023-A3-2, 5.05%, 07/20/26	205,000	204,575
GM Financial Automobile Leasing Trust 2023-3
Series 2023-A3-3, 5.38%, 11/20/26	91,000	91,594
GM Financial Consumer Automobile Receivables Trust 2021-4
Series 2021-B-4, 1.25%, 10/18/27	85,000	78,567
GM Financial Consumer Automobile Receivables Trust 2022-2
Series 2022-B-2, 3.77%, 04/17/28	107,000	103,962
Grace Trust
Series 2020-A-GRCE, REMIC, 2.35%, 12/12/30	177,000	143,338
Hilton Grand Vacations Trust 2019-A
Series 2019-A-AA, 2.34%, 07/25/33	34,005	32,111
Hilton Grand Vacations Trust 2020-A
Series 2020-A-AA, 2.74%, 02/25/39	40,406	38,264
Honda Auto Receivables 2022-2 Owner Trust
Series 2022-A2-2, 3.81%, 03/18/24	39,588	39,473
HPEFS Equipment Trust 2023-1
Series 2023-A2-1A, 5.43%, 02/20/25	157,724	157,451
HPEFS Equipment Trust 2023-2
Series 2023-A2-2A, 6.04%, 07/21/25	100,000	100,732
Hudson Yards 2019-30HY Mortgage Trust
Series 2019-A-30HY, REMIC, 3.23%, 07/12/29	150,000	132,962
Hyundai Auto Receivables Trust 2021-C
Series 2021-B-C, 1.49%, 11/15/25	53,000	49,048
J.P. Morgan Mortgage Trust 2022-4
Series 2022-A3-4, REMIC, 3.00%, 09/25/43 (e)	166,635	141,979
Kubota Credit Owner Trust 2020-1
Series 2021-A3-1A, 0.62%, 08/15/25	48,877	47,960
Manhattan West 2020-1MW Mortgage Trust
Series 2020-A-OMW, REMIC, 2.13%, 09/10/27	101,074	89,361
OPG Trust 2021-PORT
Series 2021-A-PORT, REMIC, 5.96%, (1 Month Term SOFR + 0.59%), 10/15/36 (e)	108,628	105,912
Sequoia Mortgage Trust 2020-4
Series 2020-A2-4, REMIC, 2.50%, 10/25/43 (e)	76,935	63,133
SFS Auto Receivables Securitization Trust 2023- 1
Series 2023-A2A-1A, 5.89%, 06/20/25	147,192	147,571
Series 2023-A3-1A, 5.47%, 12/20/26	144,000	145,548
Tesla Electric Vehicle Trust 2023-1
Series 2023-A3-1, 5.38%, 06/20/28	101,000	101,627
Toyota Auto Receivables 2023-C Owner Trust
Series 2023-A2A-C, 5.60%, 08/17/26	120,000	120,195
United Airlines, Inc.
Series 2012-A-1, 4.15%, 04/11/24	26,576	26,387
Series 2012-A-2, 4.00%, 10/29/24	22,626	22,139
Verizon Master Trust
Series 2022-A1A-5, 3.72%, 01/22/24 (g)	114,000	113,665
Wells Fargo Mortgage Backed Securities Trust
Series 2020-A1-3, REMIC, 3.00%, 12/25/42 (e)	35,766	30,458
World Omni Auto Receivables Trust 2023-C
Series 2023-A2A-C, 5.57%, 12/15/26	172,000	172,374
Total Non-U.S. Government Agency Asset-Backed Securities (cost $4,181,344)		4,021,487
SENIOR FLOATING RATE INSTRUMENTS 1.3%
Communication Services 0.5%
Cimpress Public Limited Company
USD Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 04/29/28 (e)	35,394	35,350
CSC Holdings, LLC
2022 Term Loan B6, 9.86%, (1 Month Term SOFR + 4.50%), 01/17/28 (e)	42,312	40,805
DirecTV Financing, LLC
Term Loan, 10.65%, (1 Month Term SOFR + 5.00%), 07/22/27 (e)	28,966	28,933
Nexstar Broadcasting, Inc.
2019 Term Loan B4, 7.96%, (1 Month Term SOFR + 2.50%), 06/13/26 (e)	40,013	40,010
Stars Group Holdings B.V. (The)
2022 USD Term Loan B, 8.90%, (3 Month Term SOFR + 3.25%), 07/04/28 (e)	4,130	4,139
UFC Holdings, LLC
2021 Term Loan B, 8.40%, (3 Month Term SOFR + 2.75%), 04/29/26 (e)	51,080	51,215
		200,452

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 15

PPMFunds

Schedules of Investments

December 31, 2023

	Shares/Par[1]	Value ($)
Consumer Discretionary 0.4%
Adient US LLC
2021 Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 04/30/28 (e)	50,283	50,419
Marriott Ownership Resorts, Inc.
2019 Term Loan B, 7.20%, (1 Month Term SOFR + 1.75%), 08/29/25 (e)	100,000	100,000
		150,419
Industrials 0.2%
Air Canada
2021 Term Loan B, 9.14%, (3 Month Term SOFR + 3.50%), 07/27/28 (e)	23,640	23,677
Genesee & Wyoming Inc. (New)
Term Loan, 7.49%, (3 Month Term SOFR + 2.00%), 10/29/26 (e)	49,088	49,163
		72,840
Energy 0.1%
Traverse Midstream Partners LLC
2017 Term Loan, 9.24%, (SOFR + 3.75%), 09/22/24 (e)	26,279	26,268
Materials 0.1%
INEOS Quattro Holdings UK Ltd
2023 USD 1st Lien Term Loan B, 9.70%, (1 Month Term SOFR + 4.25%), 03/09/29 (e)	26,393	26,129
Total Senior Floating Rate Instruments (cost $472,645)		476,108
SHORT TERM INVESTMENTS 6.0%
Securities Lending Collateral 2.7%
State Street Navigator Securities Lending Government Money Market Portfolio - Institutional Class, 5.29% (j)	967,388	967,388
Investment Companies 1.8%
State Street U.S. Government Money Market Fund, 5.25% (j)	649,917	649,917
U.S. Treasury Bill 1.5%
Treasury, United States Department of
5.15%, 06/27/24	550,000	536,357
Total Short Term Investments (cost $2,153,744)		2,153,662
Total Investments 102.7% (cost $38,273,179)		36,943,519
Other Derivative Instruments (0.0)%		(2,134)
Other Assets and Liabilities, Net (2.7)%		(971,920)
Total Net Assets 100.0%		35,969,465

(a) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(b) Convertible security.

(c) All or a portion of the security was on loan as of December 31, 2023.

(d) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $3,689,389 and 10.3% of the Fund.

(e) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(f) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(g) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(h) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2023, the total payable for investments purchased on a delayed delivery basis was $207,920.

(i) The security is a direct debt of the agency and not collateralized by mortgages.

(j) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

PPM Core Plus Fixed Income Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
United States 10 Year Note	8	March 2024	894,253	—	8,872
United States 2 Year Note	1	April 2024	204,759	125	1,155
United States 5 Year Note	23	April 2024	2,483,484	1,977	18,305
United States Long Bond	4	March 2024	490,880	(750)	8,870
United States Ultra Bond	10	March 2024	1,269,375	(5,313)	66,563
				(3,961)	103,765
Short Contracts
United States 10 Year Ultra Bond	(16)	March 2024	(1,816,250)	1,827	(72,000)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 15

PPMFunds

Schedules of Investments

December 31, 2023

	Shares/Par[1]	Value ($)
PPM High Yield Core Fund
CORPORATE BONDS AND NOTES 88.3%
Energy 15.7%
Antero Midstream Partners LP
7.88%, 05/15/26 (a)	24,000	24,621
5.75%, 03/01/27 (a)	89,000	88,399
5.38%, 06/15/29 (a)	112,000	107,837
Ascent Resources - Utica, LLC
7.00%, 11/01/26 (a)	316,000	317,829
Baytex Energy Corp.
8.50%, 04/30/30 (a)	87,000	90,007
Bip-V Chinook
5.50%, 06/15/31 (a)	335,000	317,455
Blue Racer Midstream, LLC
7.63%, 12/15/25 (a)	66,000	66,848
6.63%, 07/15/26 (a)	36,000	35,822
Buckeye Partners, L.P.
5.85%, 11/15/43	74,000	60,001
5.60%, 10/15/44	12,000	9,326
Callon Petroleum Company
6.38%, 07/01/26	197,000	196,591
Cheniere Energy Partners, L.P.
3.25%, 01/31/32	110,000	93,697
5.95%, 06/30/33 (a)	42,000	43,088
Citgo Petroleum Corporation
7.00%, 06/15/25 (a)	232,000	231,537
8.38%, 01/15/29 (a)	114,000	117,244
Civitas Resources, Inc.
8.63%, 11/01/30 (a)	15,000	15,957
8.75%, 07/01/31 (a)	142,000	150,868
CQP Holdco LP
7.50%, 12/15/33 (b)	250,000	259,106
DT Midstream, Inc.
4.38%, 06/15/31 (a)	16,000	14,449
Enerflex Ltd.
9.00%, 10/15/27 (a)	230,000	222,835
Energean Israel Finance Ltd
4.88%, 03/30/26 (b)	249,000	229,080
Energy Transfer LP
6.50%, (100, 08/15/26) (c)	19,000	18,061
6.75%, (100, 05/15/25) (c)	167,000	160,118
EQM Midstream Partners, LP
4.13%, 12/01/26	102,000	98,470
7.50%, 06/01/27 (a)	53,000	54,706
6.50%, 07/01/27 (a)	65,000	66,344
4.50%, 01/15/29 (a)	67,000	63,391
Hilcorp Energy I, L.P.
6.25%, 11/01/28 - 04/15/32 (a)	223,000	220,595
5.75%, 02/01/29 (a)	38,000	36,914
6.00%, 04/15/30 - 02/01/31 (a)	79,000	76,410
8.38%, 11/01/33 (a)	66,000	70,195
Husky Energy Inc.
13.00%, 02/15/25 (a) (d)	250,000	249,403
ITT Holdings LLC
6.50%, 08/01/29 (a)	200,000	176,811
Kinetik Holdings LP
5.88%, 06/15/30 (a)	151,000	148,044
Nabors Industries Ltd.
7.50%, 01/15/28 (a)	38,000	33,062
Nabors Industries, Inc.
7.38%, 05/15/27 (a)	157,000	154,001
NuStar Logistics, L.P.
6.00%, 06/01/26	53,000	52,851
Occidental Petroleum Corporation
6.95%, 07/01/24	59,000	59,212
8.88%, 07/15/30	50,000	58,645
Oceaneering International, Inc.
6.00%, 02/01/28 (a)	71,000	69,179
Ovintiv Canada ULC
6.25%, 07/15/33	48,000	49,609
Permian Resources Operating, LLC
7.00%, 01/15/32 (a)	88,000	90,761
Shelf Drilling Management Services DMCC
9.63%, 04/15/29 (a)	200,000	194,706
Southwestern Energy Company
8.38%, 09/15/28	60,000	62,358
5.38%, 02/01/29 - 03/15/30	145,000	141,271
4.75%, 02/01/32	72,000	66,811
Transocean Aquila Ltd.
8.00%, 09/30/28 (a)	26,000	26,534
Transocean Inc
8.00%, 02/01/27 (a)	100,000	98,371
8.75%, 02/15/30 (a)	36,100	37,761
Transocean Titan Financing Ltd.
8.38%, 02/01/28 (a)	121,000	125,217
USA Compression Finance Corp.
6.88%, 09/01/27	87,000	86,225
Venture Global LNG, Inc.
8.13%, 06/01/28 (a)	86,000	86,855
9.50%, 02/01/29 (a)	179,000	189,248
8.38%, 06/01/31 (a)	86,000	86,019
		5,900,755
Consumer Discretionary 13.5%
American Axle & Manufacturing, Inc.
6.25%, 03/15/26	65,000	64,485
Caesars Entertainment, Inc.
7.00%, 02/15/30 (a)	89,000	91,500
Carnival Corporation
5.75%, 03/01/27 (a)	273,000	266,031
4.00%, 08/01/28 (a)	295,000	274,148
6.00%, 05/01/29 (a)	213,000	204,677
Churchill Downs Incorporated
4.75%, 01/15/28 (a)	28,000	26,609
Clarios Global LP
8.50%, 05/15/27 (a)	113,000	113,790
Dana Incorporated
5.38%, 11/15/27	27,000	26,824
5.63%, 06/15/28 (e)	58,000	57,486
4.25%, 09/01/30	125,000	111,840
4.50%, 02/15/32	150,000	131,076
EG Global Finance PLC
12.00%, 11/30/28 (a)	200,000	212,950
Eldorado Resorts, Inc.
6.25%, 07/01/25 (a)	88,000	87,965
Ford Motor Company
6.63%, 10/01/28	52,000	54,391
9.63%, 04/22/30	40,000	47,161
5.29%, 12/08/46 (e)	39,000	34,329
IHOL Verwaltungs GmbH
6.00%, 05/15/27 (a) (d)	55,000	53,908
International Game Technology PLC
5.25%, 01/15/29 (a)	71,000	69,405
Jacobs Entertainment, Inc.
6.75%, 02/15/29 (a)	126,000	119,237
Jaguar Land Rover Automotive PLC
7.75%, 10/15/25 (a)	91,000	91,854
5.50%, 07/15/29 (a)	94,000	91,183
LKQ Corporation
6.25%, 06/15/33	45,000	46,999
Macys Retail Holdings
5.88%, 03/15/30 (a) (e)	19,000	17,944
6.13%, 03/15/32 (a)	111,000	105,047
Magic Mergeco, Inc.
5.25%, 05/01/28 (a)	171,000	136,336
Majordrive Holdings IV, LLC
6.38%, 06/01/29 (a)	286,000	248,499
Marriott Ownership Resorts, Inc.
4.75%, 01/15/28	108,000	99,242
4.50%, 06/15/29 (a) (e)	128,000	113,200
MCE Finance Limited
5.38%, 12/04/29 (a)	437,000	385,849
NCL Corporation Ltd.
7.75%, 02/15/29 (a)	51,000	51,193
Odeon Finco PLC
12.75%, 11/01/27 (a)	85,000	86,371
PetSmart, Inc.
7.75%, 02/15/29 (a)	230,000	224,165

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 15

PPMFunds

Schedules of Investments

December 31, 2023

	Shares/Par[1]	Value ($)
PM General Purchaser LLC
9.50%, 10/01/28 (a)	178,000	180,751
QVC, Inc.
4.38%, 09/01/28	163,000	117,736
5.45%, 08/15/34	88,000	52,810
Resorts World Las Vegas LLC
8.45%, 07/27/30 (a)	140,000	143,984
Royal Caribbean Cruises Ltd.
7.25%, 01/15/30 (a)	90,000	93,976
Sands China Ltd
3.10%, 03/08/29 (f) (g)	179,000	156,385
3.50%, 08/08/31 (f) (g)	109,000	91,036
SkyMiles IP Ltd.
4.75%, 10/20/28 (a)	26,000	25,577
Staples, Inc.
7.50%, 04/15/26 (a)	156,000	145,533
Tenneco Inc.
8.00%, 11/17/28 (a)	141,000	120,539
TKC Holdings, Inc.
6.88%, 05/15/28 (a)	61,000	56,662
10.50%, 05/15/29 (a) (e)	93,000	83,993
ZF North America Capital, Inc.
4.75%, 04/29/25 (a)	54,000	53,315
		5,067,991
Communication Services 13.3%
Altice Financing S.A.
5.75%, 08/15/29 (a)	530,000	468,354
Altice France
10.50%, 05/15/27 (a)	60,000	38,731
6.00%, 02/15/28 (a)	43,000	20,433
Altice France Holding S.A.
8.13%, 02/01/27 (a)	100,000	91,931
5.50%, 10/15/29 (a)	165,000	129,295
AMC Entertainment Holdings, Inc.
7.50%, 02/15/29 (a)	119,000	82,578
CCO Holdings, LLC
5.13%, 05/01/27 (a)	67,000	64,828
5.38%, 06/01/29 (a)	238,000	225,209
4.75%, 03/01/30 - 02/01/32 (a)	201,000	179,573
4.25%, 02/01/31 (a)	105,000	91,733
4.50%, 05/01/32	179,000	153,464
Clear Channel Outdoor Holdings, Inc.
7.75%, 04/15/28 (a) (e)	27,000	23,285
9.00%, 09/15/28 (a)	115,000	120,013
7.50%, 06/01/29 (a) (e)	127,000	105,431
CMG Media Corporation
8.88%, 12/15/27 (a)	94,000	74,320
Connect Finco SARL
6.75%, 10/01/26 (a)	114,000	113,364
CSC Holdings, LLC
5.25%, 06/01/24 (e)	220,000	215,637
5.38%, 02/01/28 (a)	35,000	30,977
5.75%, 01/15/30 (a)	167,000	103,981
Diamond Sports Group, LLC
0.00%, 08/15/26 (a) (h) (i)	61,000	3,069
DIRECTV Financing, LLC
5.88%, 08/15/27 (a)	260,000	244,138
Frontier Communications Holdings, LLC
8.75%, 05/15/30 (a)	103,000	106,023
8.63%, 03/15/31 (a)	75,000	76,481
Frontier Communications Parent, Inc.
5.00%, 05/01/28 (a)	138,000	127,505
6.75%, 05/01/29 (a) (e)	75,000	67,060
Gray Television, Inc.
4.75%, 10/15/30 (a)	69,000	52,269
5.38%, 11/15/31 (a)	91,000	68,645
iHeartCommunications, Inc.
6.38%, 05/01/26	24,565	20,911
8.38%, 05/01/27	47,651	30,922
5.25%, 08/15/27 (a)	97,000	77,036
4.75%, 01/15/28 (a)	31,000	23,851
Iliad Holding
7.00%, 10/15/28 (a)	93,000	92,558
Intelsat Jackson Holdings S.A.
6.50%, 03/15/30 (a)	300,000	287,141
LCPR Senior Secured Financing Designated Activity Company
6.75%, 10/15/27 (a)	190,000	185,829
Liberty Media Corporation
8.25%, 02/01/30	153,000	65,563
Sirius XM Radio Inc.
4.13%, 07/01/30 (a)	183,000	163,833
3.88%, 09/01/31 (a)	38,000	32,446
Sprint Capital Corporation
6.88%, 11/15/28	59,000	63,950
Sprint Corporation
7.63%, 03/01/26	16,000	16,710
Stagwell Inc.
5.63%, 08/15/29 (a)	167,000	153,993
Telecom Italia SPA
5.30%, 05/30/24 (a)	53,000	52,735
Telesat Canada
5.63%, 12/06/26 (a)	187,000	115,643
6.50%, 10/15/27 (a)	161,000	75,646
Virgin Media Secured Finance PLC
4.50%, 08/15/30 (a)	121,000	107,687
VMED O2 UK Financing I PLC
4.75%, 07/15/31 (a)	381,000	340,275
		4,985,056
Financials 12.8%
Acrisure, LLC
7.00%, 11/15/25 (a)	221,000	220,481
6.00%, 08/01/29 (a)	105,000	95,475
Aretec Escrow Issuer 2 Inc
10.00%, 08/15/30 (a)	94,000	99,899
Banco Santander, S.A.
6.92%, 08/08/33	90,000	96,167
Benteler International Aktiengesellschaft
10.50%, 05/15/28 (a)	158,000	165,659
Citigroup Inc.
5.00%, (100, 09/12/24) (c)	246,000	238,789
Corebridge Financial, Inc.
6.88%, 12/15/52	88,000	87,693
Dana Financing Luxembourg S.a r.l.
5.75%, 04/15/25 (a)	14,000	13,963
Deutsche Bank Aktiengesellschaft
4.88%, 12/01/32	224,000	209,114
Ford Motor Credit Company LLC
4.69%, 06/09/25	26,000	25,516
5.13%, 06/16/25	83,000	82,072
6.95%, 06/10/26	235,000	241,924
7.20%, 06/10/30	75,000	80,036
Freedom Mortgage Corporation
12.00%, 10/01/28 (a)	62,000	67,605
12.25%, 10/01/30 (a)	116,000	127,315
HUB International Limited
7.00%, 05/01/26 (a)	81,000	81,118
Icahn Enterprises L.P.
6.25%, 05/15/26	199,000	189,963
5.25%, 05/15/27	198,000	179,153
Intelligent Packaging Holdco Issuer Ltd Partnership
9.00%, 01/15/26 (a) (d)	23,000	19,471
Macquarie Airfinance Holdings Limited
8.13%, 03/30/29 (a)	114,000	119,222
Markel Group Inc.
6.00%, (100, 06/01/25) (c)	99,000	97,790
Morgan Stanley
5.25%, 04/21/34	113,000	113,024
OneMain Finance Corporation
6.88%, 03/15/25	28,000	28,232
7.13%, 03/15/26	92,000	93,751
3.50%, 01/15/27	202,000	187,419
6.63%, 01/15/28	27,000	27,284
3.88%, 09/15/28	69,000	61,103
5.38%, 11/15/29	81,000	75,850
7.88%, 03/15/30	51,000	52,593
Osaic Holdings, Inc.
10.75%, 08/01/27 (a) (e)	117,000	119,034

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 15

PPMFunds

Schedules of Investments

December 31, 2023

	Shares/Par[1]	Value ($)
PennyMac Financial Services, Inc.
5.38%, 10/15/25 (a)	210,000	207,750
7.88%, 12/15/29 (a)	91,000	93,851
5.75%, 09/15/31 (a)	203,000	188,102
PRA Group, Inc.
8.38%, 02/01/28 (a)	199,000	189,561
Stena International S.A.
6.13%, 02/01/25 (a)	177,000	175,575
The PNC Financial Services Group, Inc.
6.25%, (100, 03/15/30) (c)	119,000	111,265
The Toronto-Dominion Bank
8.13%, 10/31/82 (j)	80,000	82,800
Transocean Poseidon Limited
6.88%, 02/01/27 (a)	99,000	98,887
U S I, Inc.
7.50%, 01/15/32 (a)	34,000	34,807
UBS Group AG
4.88%, (100, 02/12/27) (a) (c)	132,000	118,841
VistaJet Malta Finance P.L.C.
7.88%, 05/01/27 (a) (e)	128,000	110,814
6.38%, 02/01/30 (a) (e)	145,000	101,318
		4,810,286
Industrials 10.7%
Air Canada
3.88%, 08/15/26 (a)	122,000	116,763
American Airlines, Inc.
7.25%, 02/15/28 (a) (e)	292,000	296,607
8.50%, 05/15/29 (a)	39,000	41,253
Ardagh Packaging Finance Public Limited Company
4.13%, 08/15/26 (a)	265,000	242,329
Bombardier Inc.
7.13%, 06/15/26 (a)	136,000	136,078
7.88%, 04/15/27 (a)	90,000	90,032
8.75%, 11/15/30 (a)	87,000	92,700
Builders FirstSource, Inc.
4.25%, 02/01/32 (a)	224,000	202,172
Cimpress NV
7.00%, 06/15/26	327,000	319,707
Delta Air Lines, Inc.
7.00%, 05/01/25 (a)	70,000	71,219
Fortress Transportation And Infrastructure Investors LLC
6.50%, 10/01/25 (a)	300,000	299,448
9.75%, 08/01/27 (a)	34,000	35,363
Howmet Aerospace Inc.
6.88%, 05/01/25	2,000	2,029
Imola Merger Corporation
4.75%, 05/15/29 (a)	134,000	127,166
Intelligent Packaging Limited Purchaser Inc.
6.00%, 09/15/28 (a)	283,000	264,736
Pitney Bowes Inc.
6.88%, 03/15/27 (a) (e)	99,000	92,641
Rand Parent LLC
8.50%, 02/15/30 (a) (e)	150,000	143,467
Regal Rexnord Corporation
6.05%, 04/15/28 (a) (g)	88,000	89,175
Rolls-Royce PLC
5.75%, 10/15/27 (a)	118,000	118,132
Smyrna Ready Mix Concrete, LLC
8.88%, 11/15/31 (a)	237,000	249,417
Summit Materials, LLC
5.25%, 01/15/29 (a)	41,000	39,767
TransDigm Inc.
6.25%, 03/15/26 (a)	289,000	288,657
6.75%, 08/15/28 (a)	89,000	91,334
Trivium Packaging Finance B.V.
5.50%, 08/15/26 (a)	95,000	93,477
Uber Technologies, Inc.
7.50%, 09/15/27 (a)	112,000	115,958
Watco Companies, L.L.C.
6.50%, 06/15/27 (a)	146,000	145,999
XPO, Inc.
6.25%, 06/01/28 (a)	90,000	90,979
7.13%, 06/01/31 - 02/01/32 (a)	119,000	123,328
		4,019,933
Health Care 7.2%
Centene Corporation
2.50%, 03/01/31	30,000	24,945
DaVita Inc.
4.63%, 06/01/30 (a)	30,000	26,226
3.75%, 02/15/31 (a)	315,000	258,585
IQVIA Inc.
5.00%, 05/15/27 (a)	105,000	103,344
Legacy Lifepoint Health, LLC
4.38%, 02/15/27 (a)	188,000	174,105
5.38%, 01/15/29 (a)	84,000	62,156
9.88%, 08/15/30 (a)	250,000	253,910
Mozart Debt Merger Sub Inc.
3.88%, 04/01/29 (a)	246,000	222,508
Organon & Co.
5.13%, 04/30/31 (a)	331,000	282,157
Owens & Minor, Inc.
6.63%, 04/01/30 (a)	263,000	251,562
Perrigo Finance Unlimited Company
4.38%, 03/15/26	27,000	26,155
4.65%, 06/15/30 (f) (g)	97,000	88,208
Pfizer Investment Enterprises Pte. Ltd
4.75%, 05/19/33	90,000	90,001
Tenet Healthcare Corporation
4.88%, 01/01/26	111,000	109,802
4.63%, 06/15/28 (b)	34,000	32,406
4.25%, 06/01/29	130,000	121,035
4.38%, 01/15/30	50,000	46,414
6.13%, 06/15/30	150,000	151,671
6.75%, 05/15/31 (a)	88,000	90,076
Teva Pharmaceutical Finance Netherlands III B.V.
3.15%, 10/01/26	20,000	18,510
7.88%, 09/15/29	50,000	53,867
8.13%, 09/15/31 (e)	198,000	216,248
		2,703,891
Consumer Staples 5.5%
Albion Financing 1 S.a r.l.
6.13%, 10/15/26 (a)	31,000	30,824
Albion Financing 2 S.a r.l.
8.75%, 04/15/27 (a)	193,000	191,213
Ashtead Capital, Inc.
5.50%, 08/11/32 (a)	125,000	123,702
Coty Inc.
6.63%, 07/15/30 (a)	90,000	92,488
Edgewell Personal Care Colombia S A S
5.50%, 06/01/28 (a)	46,000	44,985
Grifols Escrow Issuer S.A.
4.75%, 10/15/28 (a)	203,000	184,575
Kraft Heinz Foods Company
4.63%, 10/01/39	137,000	128,254
Macquarie Airfinance Holdings Limited
8.38%, 05/01/28 (a)	139,000	145,494
Marb Bondco PLC
3.95%, 01/29/31 (a)	345,000	278,821
Neptune BidCo US Inc.
9.29%, 04/15/29 (a)	130,000	121,507
Pilgrim's Pride Corporation
4.25%, 04/15/31	351,000	316,949
Prime Security Services Borrower, LLC
5.25%, 04/15/24 (a)	4,000	3,987
6.25%, 01/15/28 (a)	123,000	121,813
Sigma Holdco B.V.
7.88%, 05/15/26 (a)	201,000	180,019
Verscend Escrow Corp
9.75%, 08/15/26 (a)	92,000	92,523
		2,057,154
Information Technology 3.4%
AMS-Osram AG
12.25%, 03/30/29 (a)	180,000	195,625
Entegris Escrow Corporation
4.75%, 04/15/29 (a)	72,000	69,182
5.95%, 06/15/30 (a)	178,000	176,865

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 15

PPMFunds

Schedules of Investments

December 31, 2023

	Shares/Par[1]	Value ($)
Goto Group, Inc.
5.50%, 09/01/27 (a)	117,000	56,323
NCR Voyix Corporation
5.13%, 04/15/29 (a)	103,000	98,087
Open Text Corporation
3.88%, 02/15/28 (a)	70,000	64,935
3.88%, 12/01/29 (a)	129,000	115,742
4.13%, 02/15/30 (a)	134,000	121,539
ViaSat, Inc.
5.63%, 09/15/25 (a)	209,000	204,392
6.50%, 07/15/28 (a)	49,000	40,257
7.50%, 05/30/31 (a)	178,000	139,158
		1,282,105
Materials 3.2%
CEMEX S.A.B. de C.V.
9.13%, (100, 03/14/28) (a) (c)	110,000	117,055
Diamond Escrow Issuer, LLC
9.75%, 11/15/28 (a)	113,000	120,473
First Quantum Minerals Ltd
7.50%, 04/01/25 (a)	76,000	72,685
6.88%, 10/15/27 (a)	260,000	220,992
FMG Resources (August 2006) Pty Ltd
5.88%, 04/15/30 (a)	28,000	27,762
6.13%, 04/15/32 (a)	126,000	127,023
LSF11 A5 Holdco LLC
6.63%, 10/15/29 (a)	170,000	143,989
Mineral Resources Limited
8.13%, 05/01/27 (a)	28,000	28,246
9.25%, 10/01/28 (a)	207,000	218,021
NOVA Chemicals Corporation
4.88%, 06/01/24 (a)	54,000	53,542
Trinseo Materials Operating S.C.A.
5.13%, 04/01/29 (a)	122,000	48,950
		1,178,738
Utilities 2.5%
Calpine Corporation
5.13%, 03/15/28 (a)	161,000	154,284
5.00%, 02/01/31 (a)	45,000	41,272
3.75%, 03/01/31 (a)	32,000	28,183
DPL Inc.
4.13%, 07/01/25	71,000	69,468
Pacific Gas And Electric Company
3.25%, 06/01/31	106,000	91,720
5.90%, 06/15/32	201,000	204,425
6.15%, 01/15/33	30,000	31,053
Vistra Operations Company LLC
5.50%, 09/01/26 (a)	91,000	90,407
5.00%, 07/31/27 (a)	143,000	139,243
4.38%, 05/01/29 (a)	26,000	24,113
4.30%, 07/15/29 (a)	21,000	19,674
7.75%, 10/15/31 (a)	26,000	27,009
		920,851
Real Estate 0.5%
Greystar Real Estate Partners, LLC
7.75%, 09/01/30 (a)	116,000	122,440
VICI Properties Inc.
4.25%, 12/01/26 (a)	56,000	53,979
		176,419
Total Corporate Bonds And Notes (cost $32,817,578)		33,103,179
SENIOR FLOATING RATE INSTRUMENTS 4.6%
Communication Services 2.0%
888 Acquisitions Limited
USD Term Loan B, 10.82%, (6 Month Term SOFR + 5.25%), 07/18/28 (k)	148,695	143,863
Allen Media, LLC
2021 Term Loan B, 11.04%, (3 Month Term SOFR + 5.50%), 02/10/27 (d) (k)	95,960	84,925
CSC Holdings, LLC
2017 Term Loan B1, 7.73%, (1 Month USD LIBOR + 2.25%), 07/15/25 (k)	124,685	122,460
Great Outdoors Group, LLC
2021 Term Loan B1, 9.40%, (1 Month Term SOFR + 3.75%), 02/26/28 (k)	185,090	184,905
Securus Technologies Holdings, Inc.
2017 1st Lien Term Loan, 10.23%, (3 Month USD LIBOR + 4.50%), 06/20/24 (k)	156,574	120,465
Stars Group Holdings B.V. (The)
2022 USD Term Loan B, 8.90%, (3 Month Term SOFR + 3.25%), 07/04/28 (k)	30,820	30,889
ViaSat, Inc.
2023 Term Loan, 9.96%, (1 Month Term SOFR + 4.50%), 05/30/30 (k)	89,775	87,867
		775,374
Consumer Discretionary 1.3%
Clarios Global LP
2023 Incremental Term Loan, 9.10%, (1 Month Term SOFR + 3.75%), 04/20/30 (k)	96,757	96,878
First Brands Group, LLC
Term Loan, 0.00%, (SOFR + 5.00%), 03/30/27 (k) (l)	25,000	24,750
2022 Incremental Term Loan, 10.88%, (6 Month Term SOFR + 5.00%), 03/30/27 (k)	101,233	100,285
Michaels Companies, Inc.
2021 Term Loan B, 9.90%, (3 Month Term SOFR + 4.25%), 04/08/28 (k)	71,087	58,789
PetSmart, Inc.
2021 Term Loan B, 0.00%, (1 Month Term SOFR + 3.75%), 12/31/24 (k) (l)	95,000	93,812
Tenneco, Inc.
2022 Term Loan B, 10.47%, (SOFR + 5.00%), 11/17/28 (k)	139,606	122,775
2022 Term Loan B, 10.49%, (SOFR + 5.00%), 11/17/28 (k)	394	347
		497,636
Industrials 0.6%
Advisor Group, Inc.
2023 Term Loan B, 9.85%, (1 Month Term SOFR + 4.50%), 08/17/28 (k)	140,000	140,300
Mileage Plus Holdings LLC
2020 Term Loan B, 10.77%, (3 Month Term SOFR + 5.25%), 06/21/27 (k)	34,440	35,572
United Airlines, Inc.
2021 Term Loan B, 9.22%, (3 Month Term SOFR + 3.75%), 04/14/28 (k)	41,875	41,968
		217,840
Information Technology 0.4%
Pitney Bowes Inc.
2021 Term Loan B, 0.00%, (1 Month Term SOFR + 4.00%), 03/12/28 (k) (l)	21,944	21,491
2021 Term Loan B, 9.46%, (1 Month Term SOFR + 4.00%), 03/12/28 (k)	67,780	66,382
Roper Industrial Products Investment Company LLC
2023 USD Term Loan, 9.35%, (SOFR + 4.00%), 11/22/29 (k)	49,750	49,825
		137,698
Materials 0.3%
LSF11 A5 Holdco LLC
2023 Incremental Term Loan B, 9.70%, (1 Month Term SOFR + 4.25%), 10/15/28 (k)	104,737	104,912
Total Senior Floating Rate Instruments (cost $1,753,526)		1,733,460
COMMON STOCKS 0.3%
Energy 0.2%
MPLX LP	2,200	80,784
Communication Services 0.1%
Clear Channel Outdoor Holdings, Inc. (h)	8,143	14,820
iHeartMedia, Inc. - Class A (h)	3,283	8,766
		23,586
Total Common Stocks (cost $173,512)		104,370
SHORT TERM INVESTMENTS 8.3%
Investment Companies 5.2%
State Street U.S. Government Money Market Fund, 5.25% (m)	1,952,562	1,952,562

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 15

PPMFunds

Schedules of Investments

December 31, 2023

	Shares/Par[1]	Value ($)
Securities Lending Collateral 3.1%
State Street Navigator Securities Lending Government Money Market Portfolio - Institutional Class, 5.29% (m)	1,169,143	1,169,143
Total Short Term Investments (cost $3,121,705)		3,121,705
Total Investments 101.5% (cost $37,866,321)		38,062,714
Other Assets and Liabilities, Net (1.5)%		(550,634)
Total Net Assets 100.0%		37,512,080

(a) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $25,238,385 and 67.3% of the Fund.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(d) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(e) All or a portion of the security was on loan as of December 31, 2023.

(f) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(g) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(h) Non-income producing security.

(i) As of December 31, 2023, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(j) Convertible security.

(k) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(l) This senior floating rate interest will settle after December 31, 2023. If a reference rate and spread is presented, it will go into effect upon settlement.

(m) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

PPM High Yield Core Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
CQP Holdco LP, 7.50%, 12/15/33	12/08/23	250,000	259,106	0.7
Energean Israel Finance Ltd, 4.88%, 03/30/26	12/07/21	242,298	229,080	0.6
Tenet Healthcare Corporation, 4.63%, 06/15/28	01/03/23	31,237	32,406	0.1
		523,535	520,592	1.4

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 15

PPMFunds

Schedules of Investments

December 31, 2023

Currency Abbreviations:

USD - United States Dollar

Abbreviations:

LIBOR - London Interbank Offered Rate
MBS - Mortgage-Backed Security
REMIC - Real Estate Mortgage Investment Conduit
SOFR - Secured Overnight Financing Rate
TBA - To Be Announced (Securities purchased on a delayed delivery basis)
U.S. or US - United States

Counterparty Abbreviations:

MLP - Merrill Lynch Professional Clearing Corp.

1Par and notional amounts are listed in USD unless otherwise noted. Futures are quoted in contracts.

See accompanying Notes to Financial Statements.

PPMFunds

Statements of Assets and Liabilities

December 31, 2023

	PPM Core Plus Fixed Income Fund	PPM High Yield Core Fund
Assets
Investments, at value	$36,943,519	$38,062,714
Variation margin on futures	4,022	—
Cash	3,689	38,674
Receivable from:
Investment securities sold	1,269,167	161,022
Dividends and interest	290,768	572,610
Adviser	12,077	17,246
Administrator	11,617	3,979
Deposits with brokers and counterparties	109,945	—
Other assets	6,598	3,921
Total assets	38,651,402	38,860,166
Liabilities
Variation margin on futures	6,156	—
Payable for:
Investment securities purchased	1,674,119	139,801
Return of securities loaned	967,388	1,169,143
Advisory fees	12,020	17,215
Administrative fees	3,005	3,130
Board of Trustees fees	89	92
Chief Compliance Officer fees	3,972	4,108
Other expenses	15,188	14,597
Total liabilities	2,681,937	1,348,086
Net assets	$35,969,465	$37,512,080
Net assets consist of:
Paid-in capital	$43,216,104	$44,966,272
Total distributable earnings (loss)	(7,246,639)	(7,454,192)
Net assets	$35,969,465	$37,512,080
Net assets - Institutional Class	$35,969,465	$37,512,080
Shares outstanding - Institutional Class	4,085,024	4,221,444
Net asset value per share - Institutional Class	$8.81	$8.89
Investments, at cost	$38,273,179	$37,866,321
Securities on loan included in
Investments, at value	949,804	1,398,190

See accompanying Notes to Financial Statements.

PPMFunds

Statements of Operations

For the Year Ended December 31, 2023

	PPM Core Plus Fixed Income Fund	PPM High Yield Core Fund
Investment income
Dividends	$54,097	$111,863
Interest	1,760,241	3,367,982
Securities lending	4,784	16,351
Total investment income	1,819,122	3,496,196

Expenses
Advisory fees	168,259	250,749
Administrative fees	42,064	45,590
Legal fees	114,400	121,857
Transfer agent fees	34,056	27,111
Board of Trustees fees	70,441	75,380
Chief Compliance Officer fees	33,682	36,134
Registration and filing fees	25,306	16,510
Other expenses	21,538	23,834
Total expenses	509,746	597,165
Expense waiver	(320,441)	(277,998)
Net expenses	189,305	319,167
Net investment income (loss)	1,629,817	3,177,029

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	(2,337,843)	(4,106,139)
Futures contracts	(272,913)	—
Net change in unrealized appreciation
(depreciation) on:
Investments	3,692,819	6,108,056
Futures contracts	23,076	—
Net realized and unrealized gain (loss)	1,105,139	2,001,917
Change in net assets from operations	$2,734,956	$5,178,946

See accompanying Notes to Financial Statements.

PPMFunds

Statements of Changes in Net Assets

For the Year Ended December 31, 2023

	PPM Core Plus Fixed Income Fund	PPM High Yield Core Fund
Operations
Net investment income (loss)	$1,629,817	$3,177,029
Net realized gain (loss)	(2,610,756)	(4,106,139)
Net change in unrealized appreciation
(depreciation)	3,715,895	6,108,056
Change in net assets from operations	2,734,956	5,178,946
Distributions to shareholders
From distributable earnings
Institutional Class	(1,625,940)	(3,175,831)
Total distributions to shareholders	(1,625,940)	(3,175,831)
Share transactions[1]
Proceeds from the sale of shares
Institutional Class	1,392,277	1,392,812
Reinvestment of distributions
Institutional Class	1,625,233	3,175,831
Cost of shares redeemed
Institutional Class	(17,366,286)	(23,917,784)
Change in net assets from
share transactions	(14,348,776)	(19,349,141)
Change in net assets	(13,239,760)	(17,346,026)
Net assets beginning of year	49,209,225	54,858,106
Net assets end of year	$35,969,465	$37,512,080

[1]Share transactions
Shares sold
Institutional Class	160,630	163,609
Reinvestment of distributions
Institutional Class	188,761	369,321
Shares redeemed
Institutional Class	(2,011,213)	(2,799,226)
Change in shares
Institutional Class	(1,661,822)	(2,266,296)
Purchases and sales of long term
investments
Purchase of securities	$37,475,486	$28,119,278
Purchase of U.S. government securities	2,642,032 (a)	—
Total purchases	$40,117,518	$28,119,278
Proceeds from sales of securities	$45,738,814	$47,672,152
Proceeds from sales of U.S. government
securities	8,547,795 (a)	—
Total proceeds from sales	$54,286,609	$47,672,152

(a)	Amounts exclude $13,370,593 and $13,506,515 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

PPMFunds

Statements of Changes in Net Assets

For the Year Ended December 31, 2022

	PPM Core Plus Fixed Income Fund	PPM High Yield Core Fund
Operations
Net investment income (loss)	$1,408,387	$3,310,083
Net realized gain (loss)	(3,288,661)	(2,626,575)
Net change in unrealized appreciation
(depreciation)	(6,150,187)	(7,782,413)
Change in net assets from operations	(8,030,461)	(7,098,905)
Distributions to shareholders
From distributable earnings
Institutional Class	(1,502,427)	(3,301,748)
Total distributions to shareholders	(1,502,427)	(3,301,748)
Share transactions[1]
Proceeds from the sale of shares
Institutional Class	1,647,195	1,647,153
Reinvestment of distributions
Institutional Class	1,501,425	3,301,748
Cost of shares redeemed
Institutional Class	(2,390,697)	(2,563,666)
Change in net assets from
share transactions	757,923	2,385,235
Change in net assets	(8,774,965)	(8,015,418)
Net assets beginning of year	57,984,190	62,873,524
Net assets end of year	$49,209,225	$54,858,106

[1]Share transactions
Shares sold
Institutional Class	171,221	173,202
Reinvestment of distributions
Institutional Class	167,594	372,211
Shares redeemed
Institutional Class	(252,570)	(269,405)
Change in shares
Institutional Class	86,245	276,008

See accompanying Notes to Financial Statements.

PPMFunds

Financial Highlights

For a Share Outstanding

Net Investment Income (Loss). The net investment income (loss) per share is calculated using the average shares method.

Total Return. Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year.

Portfolio Turnover. Portfolio turnover is not annualized for periods of less than one year. Dollar roll and in-kind transactions are excluded for purposes of calculating portfolio turnover. Fixed income securities with maturities greater than one year that are purchased for short term investment are excluded from the portfolio turnover calculation.

Income and Expense Ratios. Ratios are annualized for periods less than one year.

		Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)		Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

PPM Core Plus Fixed Income Fund

Institutional Class
12/31/23	8.56	0.33	0.25	0.58	(0.33)	—	8.81	7.02	35,969	99	(a)	0.45	1.21	3.87
12/31/22	10.24	0.25	(1.66)	(1.41)	(0.26)	(0.01)	8.56	(13.91)	49,209	86	(a)	0.45	1.07	2.73
12/31/21	10.74	0.22	(0.31)	(0.09)	(0.25)	(0.16)	10.24	(0.88)	57,984	121	(a)	0.45	1.02	2.12
12/31/20	10.40	0.27	0.76	1.03	(0.30)	(0.39)	10.74	9.98	56,325	80	(a)	0.49	0.85	2.55
12/31/19	9.85	0.31	0.71	1.02	(0.31)	(0.16)	10.40	10.51	51,333	108	(a)	0.50	0.70	3.02

PPM High Yield Core Fund

Institutional Class
12/31/23	8.46	0.60	0.42	1.02	(0.59)	—	8.89	12.71	37,512	66		0.70	1.31	6.97
12/31/22	10.12	0.52	(1.65)	(1.13)	(0.53)	—	8.46	(11.34)	54,858	60		0.65	1.15	5.83
12/31/21	10.08	0.51	0.04	0.55	(0.51)	—	10.12	5.60	62,874	58		0.70	1.19	5.07
12/31/20	10.09	0.51	(0.01)	0.50	(0.51)	—	10.08	5.34	57,461	82		0.69	1.01	5.30
12/31/19	9.26	0.54	0.83	1.37	(0.54)	—	10.09	15.02	55,615	78		0.70	0.85	5.50

(a)	Portfolio turnover including dollar roll transactions for PPM Core Plus Fixed Income Fund was 113%, 118%, 165%, 114% and 132% for 2019, 2020, 2021, 2022 and 2023 respectively.

See accompanying Notes to Financial Statements.

PPMFunds

Notes to Financial Statements

December 31, 2023

NOTE 1. ORGANIZATION

PPM Funds (the “Trust”) is an open-ended management investment company, organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated November 9, 2017, as amended and restated March 12, 2018. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended ("the 1940 Act"), and its shares are registered under the Securities Act of 1933, as amended ("the 1933 Act"). The Trust currently consists of two series, (collectively, the “Funds” and each individually a “Fund”): PPM Core Plus Fixed Income Fund and PPM High Yield Core Fund. The Funds offer only Institutional Class shares. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective, policies and strategies. The Funds are classified as diversified under the 1940 Act.

PPM America, Inc. (“PPM” or “Adviser”) serves as the investment adviser of the Funds, with responsibility for the professional investment supervision and management of the Funds. The Adviser is an indirect, wholly-owned subsidiary of Jackson Financial, Inc. (“Jackson”). Jackson National Asset Management LLC (“JNAM” or “Administrator”), an affiliate of PPM, serves as the administrator. JNAM is a wholly owned subsidiary of Jackson.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with US generally accepted accounting principles (“GAAP”).

Security Valuation. Under the Trust's valuation policy, procedures and guidelines (“Valuation Policies and Procedures”), the Trust’s Board of Trustees (“Board” or “Trustees”), on behalf of each Fund, has designated to the Administrator the responsibility for carrying out certain functions relating to the valuation of portfolio securities for the purpose of determining the net asset value (“NAV”) of each Fund. Further, the Board has designated the Adviser as the Valuation Designee. As the Valuation Designee, the Adviser has established a Valuation Committee (the “Valuation Committee”) and adopted the Valuation Policies and Procedures pursuant to which the Adviser determines the “fair value” of a security for which market quotations are not readily available, or are determined to be not reflective of market value.

The NAV of a Fund's shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (normally, 4:00 PM Eastern Time, Monday through Friday). The NAV of a Fund’s shares may also not be determined on days designated by the Board or on days designated by the SEC. Consistent with legal requirements, calculation of a Fund’s NAV may be suspended on days determined by the Board during times of NYSE market closure, which may include times during which the SEC issues policies or protocols associated with such closure pursuant to Section 22(e) of the 1940 Act. In the event that the NYSE is closed unexpectedly or opens for trading but closes earlier than scheduled, the Funds’ Valuation Committee will evaluate if trading activity on other US exchanges and markets for equity securities is considered reflective of normal market activity. To the extent a NYSE closure is determined to be accompanied by a disruption of normal market activity, the Valuation Committee may utilize the time the NYSE closed for purposes of measuring and calculating the Funds’ NAVs. To the extent a NYSE closure is determined to not have resulted in a disruption of normal market activity, the Valuation Committee may utilize the time the NYSE was scheduled to close for purposes of measuring and calculating the Funds’ NAVs.

The NAV per share of each Fund is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Equity securities are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security on the valuation date, the security may be valued at the most recent sale or quoted bid price prior to close. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. The Administrator typically uses independent pricing services to value debt securities. Term loans are generally valued at the composite bid prices provided by approved pricing services. Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the primary exchange. Exchange-traded options are valued by approved pricing sources at the last traded price prior to the close of business on the local exchange. In the event that current day trades are unavailable, or the trade price falls outside of the current bid ask spread, exchange traded options are valued at the current day’s mid-price. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE, unless an unexpected disruption on the NYSE and the Funds’ Valuation Policies and Procedures require the Administrator to determine the “fair value” of the contracts. Pricing services utilized to value debt instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data. To the extent circumstances prevent the use of the primary calculation methodology previously described, the Adviser may use alternative methods to calculate the NAV.

Certain of the Funds invest in foreign securities and other assets that are priced in a currency other than US dollars. For foreign securities and other assets that are priced in a currency other than US dollars, a Fund will convert the security or asset from the local currency into US dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares and, therefore, the value of portfolio securities of a Fund may change on days when shareholders will be unable to purchase or redeem the Fund's shares.

A Fund calculates its NAV per share, and effects sales, redemptions and repurchases of its shares at that NAV per share, as of the close of the NYSE once on each Business Day. Because the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of the foreign equity portfolio securities used in such calculation, the Valuation Policies and Procedures authorize the Adviser, to determine the “fair value” of such foreign equity securities for purposes of calculating a Fund’s NAV. When fair valuing such foreign equity securities, the Adviser adjusts the closing prices of foreign equity portfolio securities based upon pricing models provided by a third party vendor in order to reflect the “fair value” of such securities for purposes of determining a Fund’s NAV. Foreign equity securities traded in North America and South America may be fair valued

PPMFunds

Notes to Financial Statements

December 31, 2023

utilizing international adjustment factors in response to local market holidays, exchange closures, or other events as deemed necessary, in order to reflect the “fair value” of such securities for purposes of determining a Fund’s NAV.

Distributions to Shareholders. The amount and timing of distributions are determined in accordance with federal income tax regulations which may differ from GAAP. Dividends from net investment income are declared daily and paid monthly for PPM Core Plus Fixed Income Fund and PPM High Yield Core Fund. Distributions of net realized capital gains, if any, are declared and distributed at least annually for the Funds only to the extent they exceeded available capital loss carryovers.

Other Service Providers. State Street Bank and Trust Company (“State Street” or "Custodian") acts as custodian and securities lending agent for the Funds. The Custodian has custody of all securities and cash of the Trust maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

The Trust has entered into a Transfer Agency Agreement with UMB Fund Services, Inc. UMB Fund Services, Inc. is the transfer agent and dividend disbursing agent of all shares.

The Trust has entered into a Distribution Agreement with Foreside Financial Services, LLC ("Foreside" or "Distributor"). Foreside is the principal underwriter of the Funds.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses are determined on the specific identification basis. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available. Income received in lieu of dividends for securities loaned is included in Dividends in the Statements of Operations. Interest income, including level-yield amortization of discounts and premiums on debt securities and convertible bonds, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become uncollectable. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretations of tax rules and regulations that exist in the markets in which the Funds invest.

Guarantees and Indemnifications. In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements. In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The guidance provides optional expedients and exceptions for applying GAAP to contract modifications and hedging relationships, subject to meeting certain criteria, that reference the London Interbank Offered Rate (LIBOR) or another reference rate expected to be discontinued due to reference rate reform. The amendments in this update are elective and may be applied through December 31, 2024. Management has evaluated the amendments and determined that they will not have a significant impact on the Funds' financial statements.

In June 2022, FASB issued ASU 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify guidance in Topic 820 when measuring the fair value of equity securities subject to contractual restrictions prohibiting their sale and introduce new disclosure requirements for these securities. The amendments in this update are effective for fiscal years beginning after December 15, 2023. Management has evaluated the amendments and determined that they will not have a significant impact on the Funds' financial statements.

NOTE 3. FAIR VALUE MEASUREMENT

FASB ASC Topic 820 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under this guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on national or foreign stock exchanges, futures listed on derivatives exchanges or investments in mutual funds.

PPMFunds

Notes to Financial Statements

December 31, 2023

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third-party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, including certain term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, swap agreements valued by pricing services, American Depositary Receipts and Global Depositary Receipts for which quoted prices in active markets are not available or securities limited by foreign ownership.

Level 3 includes valuations determined from significant unobservable inputs including the Administrator's own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities; term loans that do not meet certain liquidity thresholds; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; private placements; or investments for which reliable quotes are otherwise not available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments as of December 31, 2023, by valuation level.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
PPM Core Plus Fixed Income Fund
Assets - Securities
Corporate Bonds And Notes	—	16,573,956	—	16,573,956
Government And Agency Obligations	—	13,718,306	—	13,718,306
Non-U.S. Government Agency Asset-Backed Securities	—	4,021,487	—	4,021,487
Senior Floating Rate Instruments	—	476,108	—	476,108
Short Term Investments	1,617,305	536,357	—	2,153,662
	1,617,305	35,326,214	—	36,943,519
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	103,765	—	—	103,765
	103,765	—	—	103,765
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(72,000)	—	—	(72,000)
	(72,000)	—	—	(72,000)
PPM High Yield Core Fund
Assets - Securities
Corporate Bonds And Notes	—	33,103,179	—	33,103,179
Senior Floating Rate Instruments	—	1,733,460	—	1,733,460
Common Stocks	104,370	—	—	104,370
Short Term Investments	3,121,705	—	—	3,121,705
	3,226,075	34,836,639	—	38,062,714

1 All derivatives are reflected at the unrealized appreciation (depreciation) on the instrument.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation. There were no significant transfers into or out of Level 3 for the year. There were no significant Level 3 valuations for which unobservable valuation inputs were developed at December 31, 2023.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral. All Funds are approved to participate in agency based securities lending with State Street. Per the securities lending agreements, State Street is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral. Each Fund receives either cash or non-cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Generally, cash and non-cash collateral received for the following types of securities on loan are as follows: US equities – 102%; US corporate fixed income – 102%; US Government fixed income – 102%; international equities – 105%; international corporate fixed income – 105%; sovereign fixed income – 102%; and asset backed investments – 102%. Collateral requirements are evaluated at the close of each business day; any additional collateral required is typically delivered to the Fund on the next business day. The duration of each loan is determined by the agent and borrower and generally may be terminated at any time. Certain loans may be negotiated to mature on a specified date. State Street has agreed to indemnify the Funds in the event of default by a third-party borrower. A Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent. For cash collateral, the Fund receives income from the investment of cash collateral, which is shared with the borrower through negotiated rebates. The Funds bear the market risk with respect to the collateral investment and securities loaned. The Funds also bear the risk that State Street may default on its obligations to the Funds. Non-cash collateral may include US Government securities; US Government agencies’ debt securities; and US Government-sponsored agencies’ debt securities and mortgage-backed securities. Certain Funds receive non-cash collateral in the form of securities received, which the Funds may not sell or re-pledge and accordingly are not reflected in the Statements of Assets and Liabilities. For non-cash collateral, the Funds receive lending fees negotiated with the borrower. State Street has agreed to indemnify the Funds with respect to the market risk related to the non-cash collateral investments.

PPMFunds

Notes to Financial Statements

December 31, 2023

The cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund and a series of State Street Navigator Securities Lending Trust, which is an open-end management company registered under the 1940 Act. The Funds also bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of the State Street Navigator Securities Lending Government Money Market Portfolio.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as Payable for Return of securities loaned. Investments acquired with such cash collateral are included in Investments, at value on the Statements of Assets and Liabilities. The value of securities on loan is included in Investments, at value on the Statements of Assets and Liabilities. Each Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan. The value of securities on loan and collateral received at December 31, 2023 was as follows:

Fund	Securities on Loan ($)	Non-Cash Collateral ($)	Cash Collateral ($)	Total Collateral ($)
PPM Core Plus Fixed Income Fund	949,804	—	967,388	967,388
PPM High Yield Core Fund	1,398,190	264,145	1,169,143	1,433,288

US Government Securities. Certain Funds may invest in securities issued or guaranteed by the US Government or its agents or instrumentalities. Some US Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the US Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the US Department of the Treasury (“US Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the US Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. US Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the US Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

FNMA and FHMLC have been operating as going concerns in a conservatorship overseen by the Federal Housing Finance Agency ("FHFA") since 2008. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. However, each remains liable for all of its obligations, including its guarantees, associated with its mortgage-backed securities. In connection with the conservatorship, the US Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the US Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The US Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC.

Unregistered Securities. The Funds may own certain investment securities that are unregistered and thus restricted as to resale. These securities may also be referred to as “private placements”. Unregistered securities may be classified as “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Senior and Junior Loans. Certain Funds may invest in Senior loans or secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (Junior loans) which are purchased or sold on a when-issued or delayed-delivery basis and may be settled a month or more after the trade date. Interest income on these loans is accrued based on the terms of the securities. Senior and Junior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan.

Unfunded Commitments. Certain Funds may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily. Net unrealized appreciation/depreciation on unfunded commitments is reflected in Other assets or Payable for Investment securities purchased in the Statements of Assets and Liabilities, as applicable, and Net change in unrealized appreciation (depreciation) on investments in the Statements of Operations.

NOTE 5. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to or from a Fund and a counterparty or segregated at the Custodian and managed pursuant to the terms of the agreement. US Treasury Bills and US dollars are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments. Collateral for OTC financial derivative transactions paid to or received from brokers and counterparties is included in Receivable for Deposits with brokers and counterparties or Payable for Deposits from counterparties in the Statements of Assets and Liabilities.

Counterparty Agreements. Certain Funds enter into various types of agreements with counterparties, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that

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Notes to Financial Statements

December 31, 2023

improves legal certainty. A Fund may net exposure and collateralize multiple transaction types governed by the same agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the agreements.

These agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of agreement. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant agreement. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds’ Adviser attempts to limit counterparty risk by only entering into agreements with counterparties that the Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For swap agreements executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform (“centrally cleared swaps”), counterparty risk is reduced by shifting exposure from the counterparty to the DCO. Additionally, the DCO has broad powers to provide an orderly liquidation in the event of a default.

Customer Account Agreements. Customer Account Agreements and related addendums govern exchange traded or centrally cleared derivative transactions such as futures, options on futures and centrally cleared derivatives. If a Fund transacts in exchange traded or centrally cleared derivatives, the Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the exchange traded and centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO. Exchange traded and centrally cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. The Fund receives from, or pays to, the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. Variation margin on the Statements of Assets and Liabilities may include variation margin on closed unsettled derivative transactions. Variation margin received may not be netted between exchange traded and centrally cleared derivatives. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”). ISDA Master Agreements govern OTC financial derivative transactions entered into by PPM and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral. Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election of early termination could be material to the financial statements. In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

NOTE 6. FINANCIAL DERIVATIVE INSTRUMENTS

Futures Contracts. A Fund may buy and sell futures on, among other things, financial instruments, individual equity securities, securities indices, interest rates, currencies and inflation indices. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to the Fund is reduced because futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Derivatives and Hedging and Financial Instruments Eligible for Offset. FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, commodity, equity price, interest rate and foreign currency exchange rate risk. The following disclosures include: (1) Objectives and strategies for each Fund’s derivative investments during the year; (2) A summary table of the fair valuations of each Fund’s derivative instruments categorized by risk exposure, which references the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss on the Statements of Operations for each derivative instrument as of December 31, 2023. Funds which held only one type of derivative during the year are not included in the tables as the location on the Statements of Assets and Liabilities and the realized and unrealized gain loss on the Statements of Operations can be referenced directly on each Fund’s respective statements; (3) A summary table of derivative instruments and certain investments of each Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statements of Assets and Liabilities as of December 31, 2023. For Funds which held only one type of derivative during the year, amounts eligible for offset are presented gross in the Statements of Assets and Liabilities. Net exposure can be referenced in the assets and liabilities on the Statements of Assets and Liabilities and, if collateral exists,

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Notes to Financial Statements

December 31, 2023

the net exposure is offset by collateral identified in the segregated or pledged collateral table; and (4) A table reflecting each Fund’s average monthly derivative volume for the year ended December 31, 2023.

PPM Core Plus Fixed Income Fund Derivative Strategies - The Fund entered into futures contracts as a means of risk management/hedging and to obtain exposure to or hedge changes in interest rates.

PPM Core Plus Fixed Income Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2023
Derivative instruments assets:
[1] Variation margin on futures/futures options contracts	—	—	—	—	4,022	4,022
Total derivative instruments assets	—	—	—	—	4,022	4,022
Derivative instruments liabilities:
[1] Variation margin on futures/futures options contracts	—	—	—	—	6,156	6,156
Total derivative instruments liabilities	—	—	—	—	6,156	6,156
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023
Net realized gain (loss) on:
Futures/futures options contracts	—	—	—	—	(272,913)	(272,913)
Net change in unrealized appreciation (depreciation) on:
Futures/futures options contracts	—	—	—	—	23,076	23,076

PPM Core Plus Fixed Income Fund – Average Derivative Volume2

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	9,743,462	—	—	—	—	—

1 Derivative asset or liability is not eligible for offset, and a Derivative and Financial Instruments Eligible for Offset table is not presented for the asset or liability, as applicable.

2 The derivative instruments outstanding as of December 31, 2023, as disclosed in the Schedules of Investments, and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2023, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds.

Pledged Collateral. The following table summarizes cash and securities collateral pledged for the Funds at December 31, 2023:

		Futures Contracts
	Counterparties	Pledged or Segregated Cash($)
PPM Core Plus Fixed Income Fund	MLP	109,945

None of the futures contracts held by the Funds are subject to master netting agreements or a similar agreement and are not eligible for offset in the Statements of Assets and Liabilities as of December 31, 2023. Net exposure to the Funds for futures contracts is the variation margin in addition to any collateral pledged for the initial margin on the futures contracts.

NOTE 7. INVESTMENT RISKS AND REGULATORY MATTERS

The Funds' risks include, but are not limited to, the following:

Corporate Loan, Sovereign Entity Loan, and Bank Loan Risk. Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as loans or bank loans. Borrowers generally pay interest on corporate loans at “floating” rates comprised of (i) a benchmark rate that changes in response to changes in market interest rates plus (ii) the spread. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and a Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to settle. Certain loans may be classified as “illiquid” securities. Additionally, because a loan may not be considered a security, a Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, a Fund generally must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

PPMFunds

Notes to Financial Statements

December 31, 2023

Credit Risk. Credit risk is the actual or perceived risk that the issuer of a bond, borrower, guarantor, counterparty, or other entity responsible for payment will not pay interest and principal payments when due. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. A Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Distressed Debt Risk. A Fund may invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). Such distressed debt securities involve substantial risk in addition to the risks of investing in lower-grade debt securities. To the extent that a Fund invests in distressed debt, a Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.

High Yield Bonds, Lower-Rated Bonds, and Unrated Securities Risk. High yield bonds, lower-rated bonds, and certain unrated securities are broadly referred to as “junk bonds” and are considered below “investment-grade” by a nationally recognized statistical rating organization (“NRSRO”). Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High yield bonds may be subject to liquidity risk, and a Fund may not be able to sell a high yield bond at the price at which it is currently valued.

Income Risk. A Fund is subject to the risk that the income generated from a Fund’s investments may decline in the event of falling interest rates. Income risk may be high if a Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods. A Fund’s distributions to shareholders may decline when interest rates fall.

Interest Rate Risk. When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk.

Issuer Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk. Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause a Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements. The effect of using leverage is to increase a Fund’s potential gains and losses in comparison to the amount of a Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause a Fund’s portfolio to be more volatile. If a Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.

Liquidity Risk. Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if a Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Market Risk. Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, adverse investor sentiment, regional and global health epidemics, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Mortgage-Related Securities Risk. Mortgage-related securities are generally more sensitive to changes in interest rates and may exhibit increased volatility. When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected, which can reduce the returns. Rising interest rates and falling property prices may increase the likelihood that individuals and entities will fall behind or fail to make payments on their mortgages. When there are a number of mortgage defaults, the interest paid by mortgage-backed and mortgage-related securities may decline, or may not be paid. A number of mortgage defaults could lead to a decline in the value of the securities.

US Government Securities Risk. Obligations issued by agencies and instrumentalities of the US Government vary in the level of support they receive from the US Government. They may be: (i) supported by the full faith and credit of the US Treasury; (ii) supported by the right of the issuer to borrow from the US Treasury; (iii) supported by the discretionary authority of the US Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer. The maximum potential liability of the issuers of some US Government Securities may greatly exceed their current resources or their legal right to receive support from the US Treasury.

NOTE 8. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees. The Trust has entered into an Investment Advisory and Management Agreement (the "Investment Advisory Agreement") with PPM. Subject to the oversight of the Board, PPM is responsible for managing the affairs of the Trust including, but not limited to, continuously providing the Trust with investment advice and business management to the Funds. Pursuant to the Investment Advisory Agreement, PPM receives an annual fee accrued daily and payable monthly, at an annual rate of 0.40% of the average daily net assets of PPM Core Plus Fixed Income Fund and 0.55% of the average daily net assets of PPM High Yield Core Fund.

PPMFunds

Notes to Financial Statements

December 31, 2023

The Trust has entered into an Administration Agreement with JNAM, an affiliate of PPM. Pursuant to the Administration Agreement, JNAM receives an annual fee accrued daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of each Fund. In return for the fees paid under the Administration Agreement, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. This includes, among other things, fund accounting; calculation of the daily NAV of each Fund; monitoring the Funds’ expense accruals; calculating monthly total return; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Trust; and preparing the Trust’s regulatory filings. In addition, JNAM, at its own expense, arranges for legal, audit, custody (except overdraft and interest expense), printing and mailing of financial statements and prospectuses, a portion of the Chief Compliance Officer costs, and other services necessary for the operation of the Funds. Each Fund is responsible for investment advisory services; transfer agency services; trading expenses including brokerage commissions; interest expenses; taxes; costs and expenses associated with short sales; nonrecurring and extraordinary expenses; registration fees; license fees; directors’ and officers’ insurance; the fees and expenses of the independent Trustees; independent legal counsel to the independent Trustees; and a portion of the costs associated with the Chief Compliance Officer.

Advisory Fee Waivers. The Trust and the Adviser have entered into an Expense Limitation Agreement whereby PPM has contractually agreed to waive a portion of its management fee and/or reimburse expenses for each of the Funds to the extent necessary to limit the annualized ordinary operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, dividend and interest expenses related to short sales, indirect expenses of investing in other investment companies, and extraordinary expenses) to 0.45% for PPM Core Plus Fixed Income Fund and 0.70% for PPM High Yield Core Fund. Any waived amounts are not subject to future recoupment by the Adviser.

Security Transactions. Security transactions can occur in the Funds where both the buyer and seller of the security are portfolios or accounts for which PPM serves as the Adviser. Such transactions occur to eliminate transaction costs normally associated with security trading activity. Such transactions are subject to compliance with Rule 17a-7 under the 1940 Act (“Rule 17a-7 transactions”) and are reviewed by the Chief Compliance Officer. Rule 17a-7 trades are executed at current market price at the time of the transaction. There were no 17a-7 transactions for the year ended December 31, 2023.

NOTE 9. INCOME TAX MATTERS

Each Fund is treated as a separate tax payer for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company ("RIC") and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs. Therefore, no federal income tax provision is required.

The following information for the Funds is presented on an income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: foreign currency reclassifications, premium amortization or paydown reclassifications, reclassifications on the sale of passive foreign investment company ("PFIC") or Real Estate Investment Trust ("REIT") securities, net operating losses, accounting treatment of notional principal contracts and partnerships, equalization and other distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase(Decrease)
	Total Distributable Earnings (Loss)($)	Paid-in Capital($)
PPM High Yield Core Fund	14	(14)

At December 31, 2023, the following Funds had capital loss carryforwards available for US federal income tax purposes to offset future net realized capital gains. The amount and character of the capital loss carryforwards are listed in the table below.

	Capital Loss Carryforwards with No Expiration
	Short Term ($)	Long Term ($)	Total ($)
PPM Core Plus Fixed Income Fund	1,814,427	4,124,647	5,939,074
PPM High Yield Core Fund	1,153,781	4,841,556	5,995,337

At December 31, 2023, the Funds’ last fiscal year end, the following Funds had capital, currency and/or PFIC mark-to-market losses realized after October 31, 2023 (“Post-October losses”), which were deferred for tax purposes to the first day of the following fiscal year, January 1, 2024:

Amount($)
PPM High Yield Core Fund	1,573,590

As of December 31, 2023, the cost of investments and the components of net unrealized appreciation (depreciation) for the Funds were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
PPM Core Plus Fixed Income Fund	38,295,827	583,184	(1,935,492)	(1,352,308)
PPM High Yield Core Fund	37,958,770	1,216,679	(1,112,735)	103,944

PPMFunds

Notes to Financial Statements

December 31, 2023

As of December 31, 2023, the components of net unrealized appreciation (depreciation) for derivatives were as follows:

	Tax Cost/Premiums/Adjustment($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
PPM Core Plus Fixed Income Fund
Futures	31,765	—	—	—

As of December 31, 2023, the components of distributable taxable earnings for US federal income tax purposes were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
PPM Core Plus Fixed Income Fund	44,760	—	(1,352,325)	(5,939,074)
PPM High Yield Core Fund	10,026	—	(1,468,881)	(5,995,337)

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for certain tax basis adjustments.

The tax character of distributions paid during the Funds’ fiscal year ended December 31, 2023 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain**($)	Return of Capital($)
PPM Core Plus Fixed Income Fund	1,625,940	—	—
PPM High Yield Core Fund	3,175,831	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the year ended December 31, 2023.

The tax character of distributions paid during the Funds’ fiscal year ended December 31, 2022 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain($)	Return of Capital($)
PPM Core Plus Fixed Income Fund	1,450,035	52,392	—
PPM High Yield Core Fund	3,301,748	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The Funds file US federal and various state and local tax returns. A Fund’s federal tax returns are generally subject to examination for a period of three fiscal years after the date they are filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management completed an evaluation of the Funds’ tax positions taken for all open tax years and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2023.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and has concluded there were no events that require adjustments to the financial statements or disclosure in the notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
PPM Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the Funds listed in the Appendix (the Funds), each a series within PPM Funds, including the schedules of investments, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent, agent banks and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more PPM investment companies since 2018.

Chicago, Illinois
February 23, 2024

Appendix

List of Funds

PPM Core Plus Fixed Income Fund
PPM High Yield Core Fund

PPMFunds

Additional Disclosures (Unaudited)

December 31, 2023

Expense Example. As a shareholder of a Fund or Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

Expenses Using Actual Fund Return. This section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Using Hypothetical 5% Return. The section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Expenses Using Hypothetical 5% Return” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)†
PPM Core Plus Fixed Income Fund
Class I	0.45	1,000.00	1,041.30	2.32	1,000.00	1,022.94	2.29
PPM High Yield Core Fund
Class I	0.70	1,000.00	1,077.70	3.67	1,000.00	1,021.68	3.57

† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Other Federal Income Tax Information. The information reported below is for the year ended December 31, 2023. Qualified dividend information will be provided on each shareholder’s 2023 Form 1099-DIV.

For the year ended December 31, 2023, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Internal Revenue Code ("Code"), as qualified dividends:

PPM Core Plus Fixed Income Fund	0.00%
PPM High Yield Core Fund	0.00%

For the year ended December 31, 2023, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Code, as distributions eligible for the dividends received deduction for corporations:

PPM Core Plus Fixed Income Fund	0.00%
PPM High Yield Core Fund	0.00%

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available upon request by calling the Funds toll-free at 1-844-446-4PPM (1-844-446-4776).

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Funds’ Adviser used to vote proxies relating to portfolio securities and additional information on how the Funds voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2023, are available without charge (1) by calling 1-844-446-4PPM (1-844-446-4776), (2) by writing PPM Funds, P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, (3) online at www.ppmamerica.com/ppmfunds, and (4) by visiting the SEC’s website at www.sec.gov.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available without charge (1) by calling 1-844-446-4PPM, (2) by writing PPM Funds, P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, and (3) online at www.ppmamerica.com/ppmfunds.

Trustees and Officers of PPM Funds (“Trust”)

Name and (Year of Birth)	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustee
Mary Capasso[1] (1971)	Trustee[2] Chief Executive Officer, Chief Legal Officer and President Vice President, Chief Legal Officer and Assistant Secretary	Since 1/1/2021 Since 1/1/2021 Inception to 12/31/2020	Executive Vice President, Chief Operating Officer and General Counsel to PPM (1/1/2021 to Present); Senior Vice President and General Counsel of PPM (6/2018 to 12/31/20)	None.
Independent Trustees
Kevin Callahan (1965)	Trustee[2] Audit Committee Chairperson and Governance Committee Member	Since inception	Founder, Fairway Capital (1/2017 to present); President, Fairway Private Equity (8/2021 to present)	Trustee, Fairway Private Equity & Venture Capital Opportunities Fund.
Ronald A. Nyberg (1953)	Trustee[2] Audit Committee Member Governance Committee Chairperson	Since inception Since 1/1/2022	Of Counsel, Momkus LLP (1/2021 to present); previously, Partner, Momkus LLC (7/2016 to 12/2020)

Trustee, Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Transparent Value Trust, Advent Convertible and Income Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund and Guggenheim Energy & Income Fund Formerly Trustee, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Credit Allocation Fund, Guggenheim Enhanced Equity Income Fund, Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund.

Janet D. Olsen (1956)	Trustee[2] Audit Committee Member and Governance Committee Member Independent Chairperson of the Board of Trustees[3]	Since inception Since 1/1/2022	None.	Trustee, ETF Series Solutions (57).
1 Ms. Capasso is an “interested person” of the Trust due to her position with PPM, the Adviser.
[2] The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.

[3]  The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Name and (Year of Birth)	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years:
Officers
Emily J. Bennett (1983)	Vice President and Assistant Secretary Vice President and Secretary	1/1/2021 to 5/17/2022 Inception to 12/31/2020 and Since 5/18/2022

Vice President of JNAM (8/2022 to present) and Deputy General Counsel of JNAM (8/2021 to present); Assistant Vice President of JNAM (2/2018 to 8/2022); Associate General Counsel of JNAM (3/2016 to 8/2021); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present, 5/2012 to 12/2020, 3/2016 to 12/2020, 6/2023 to present, and 11/2023 to present); Vice President of other investment companies advised by JNAM (11/2022 to present, 6/2023 to present, and 11/2023 to present)

Eric A. Bjornson (1975)	Vice President	Since 8/12/2021	Senior Vice President of JNAM (3/2022 – present); Vice President of JNAM (6/2014 – 3/2022)
Daniel W. Koors (1970)	Vice President Principal Financial Officer and Treasurer	Since inception Inception to 12/31/2020

Senior Vice President of JNAM (1/2009 to present) and Chief Operating Officer of JNAM (4/2011 to present); Vice President of other Investment Companies advised by JNAM (12/2006 to present, 12/2006 to 12/2020, 1/2018 to 12/2020, 06/2023 to present, and 11/2023 to present); Treasurer & Chief Financial Officer of other Investment Companies advised by JNAM (9/2016 to 12/2020, 9/2016 to 12/2020, and 10/2011 to 2/2020)

Colleen P. McDermott (1960)	Vice President	Since inception	Senior Managing Director, Investment Project Management Lead of PPM (8/2017 to present)
Mark D. Nerud (1966)	Principal Executive Officer	Since inception

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present);

President and Chief Executive Officer (Principal Executive Officer) of other investment companies advised by JNAM (12/2006 to present, 12/2006 to

12/2020, 8/2014 to 12/2020, 6/2023 to present, and 11/2023 to present)

Joseph O’Boyle (1962)	Chief Compliance Officer and Anti-Money Laundering Officer	Since inception	Vice President of JNAM (8/2015 to present); Vice President of other investment companies advised by JNAM (1/2018 to present, 1/2018 to 12/2020, 6/2023 to present, and 11/2023 to present)
Andrew Tedeschi (1965)	Vice President, Treasurer and Principal Financial Officer	Since 1/1/2021

Vice President, JNAM (1/2019 to present); Treasurer and Principal Financial Officer of other investment companies advised by JNAM (6/2020 to present, 6/2020 to present, 6/2023 to present, and 11/2023 to present)

Justin Taylor (1991)	Assistant Secretary	Since 5/18/2023	Associate Attorney, PPM (6/2022 to present)

Trustees and Officers of PPM Funds (“Trust”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The Independent Trustees received the following compensation for their services for the twelve-month period ended December 31, 2023.

Independent Trustee	Aggregate Compensation from the Trust For the Fiscal Year Ended December 31, 2023	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust
Kevin Callahan	$47,000	None	None	$47,000
Ronald A. Nyberg	$47,000	None	None	$47,000
Janet D. Olsen	$47,000	None	None	$47,000

PPM Funds

(the “Trust”)

CONSIDERATION AND APPROVAL OF THE ADVISORY AGREEMENT

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate series (each a “Fund” and collectively the “Funds”) and, as required by law, determines annually whether to approve the continuation of the Trust’s advisory agreement (“Advisory Agreement”) with PPM America, Inc. (“PPM” or the “Adviser”) with respect to each Fund.

At meetings held on July 19, 2023, and August 16, 2023, the Board, including all of the trustees who are not interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the continuation of the Advisory Agreement for each Fund.

In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Advisory Agreement. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration of the Advisory Agreement. At the conclusion of the Board’s discussions, the Board approved the continuation of the Advisory Agreement through September 30, 2024.

In reviewing the Advisory Agreement and considering the information, the Board was advised by independent legal counsel. The Board considered the factors it deemed relevant, as applicable, including: (1) the nature, quality and extent of the services provided; (2) the investment performance of each Fund; (3) the fees paid for services by each Fund; (4) profitability data related to PPM’s services for each Fund; (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows; and (6) other benefits that may accrue to PPM through its relationship with the Trust.

Before approving the Advisory Agreement, the Independent Trustees met in multiple executive sessions over the course of several weeks with their independent legal counsel to consider the materials provided by PPM and to consider the terms of the Advisory Agreement. The Board, including the Independent Trustees, considered the data provided by the Adviser and concluded that sufficient information had been provided to allow them to evaluate the terms of the Advisory Agreement and each Fund’s investment advisory fee. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Advisory Agreement is in the best interests of the shareholders of each Fund. In reaching its conclusions and exercising its business judgment, the Board considered numerous factors, including those noted above and described further below. The Board’s conclusions as to the approval of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Board, and were not based on any single factor alone. Some of the factors that figured particularly in the Board’s deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Nature, Quality and Extent of Services

 The Board examined the nature, quality, and extent of the services provided by PPM.

The Board considered the services provided by PPM as adviser to the Funds. The Board noted that PPM furnishes the Funds with investment advisory services, subject to the supervision of the Board, and in conformity with the stated policies of each Fund. The Board also considered information provided by PPM regarding the firm’s track record and experience managing accounts and strategies similar to the Funds. The Board also considered the various business-related risks PPM faces as a result of advising the Funds, including entrepreneurial, legal and litigation risks, some of which may be significant. The Board also took into account that PPM monitors the performance of the various organizations that provide services to the

Funds, including the Funds’ administrator, distributor, transfer agent and custodian. In this regard, the Board considered that PPM negotiates certain service providers’ fees and evaluates service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered PPM’s ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, risk management, and support and reporting provided to the Board in connection with its Board and Committee meetings.

The Board reviewed the qualifications, backgrounds and responsibilities of PPM’s senior management, including the individuals responsible for managing the Funds. The Board also reviewed information pertaining to PPM’s organizational structure, financial condition, investment operations, and other relevant information pertaining to PPM. The Board considered compliance reports regarding PPM, both from PPM’s Chief Compliance Officer and the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that each Fund has benefitted and is likely to continue to benefit from the nature, extent and quality of the services provided by PPM under the Advisory Agreement.

Investment Performance of the Funds

The Board considered the investment performance of PPM Core Plus Fixed Income Fund and PPM High Yield Core Fund as described in quarterly reports prepared by PPM. The Board noted that PPM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies. The Board also considered the performance of each Fund, including how the Fund’s performance on a gross basis (unless otherwise noted) compared to the performance of a group of comparable funds (“peer group”) identified by an independent data service and how the Fund performed versus its primary benchmark index (“benchmark”). The Board noted that comparisons to peer groups provide a helpful way to evaluate the Funds’ performance, but took into account that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Funds’ peer groups may change from time to time. The Board also considered information furnished by PPM at the Board’s request, comparing the performance of each Fund relative to a peer group identified by PPM as representative of peer funds considered by the Adviser to be similarly positioned to the Funds in the marketplace.

In considering performance, the Board noted that each Fund commenced operations in 2018 and therefore had a limited performance record against which to evaluate PPM. In this regard, the Board also considered that PPM manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as each Fund. Accordingly, the Board also considered information provided by PPM regarding the composite performance of accounts managed by PPM with similar investment strategies to the Funds.

Certain performance data considered by the Board is summarized below. Unless otherwise noted, the performance data summarized below is for periods ended on March 31, 2023.

PPM Core Plus Fixed Income Fund. The Board considered that the Fund outperformed its benchmark for the one-year, three-year, and since-inception periods. The Board also considered that the Fund outperformed its peer group median for the one-year, three-year, and since inception periods. The Board also considered that the Fund outperformed its benchmark for the quarter, year-to-date, one-year, three-year, and since-inception periods ended June 30, 2023. The Board further considered that the Fund outperformed its benchmark for the three-month, year-to-date, one-year, three-year, five-year and since-inception periods ended July 31, 2023.

PPM High Yield Core Fund. The Board considered that the Fund outperformed its benchmark for the three-year and since-inception periods, though the Fund underperformed its benchmark for the one-year period. The Board also took into account that the Fund underperformed its peer group median for the one- and three-year and since inception periods. The Board also considered that the Fund outperformed its benchmark for the quarter, one-year, three-year, and since-inception periods ended June 30, 2023. The Board further consdiered that the Fund outperformed its benchmark for the three-month, one-year, three-year, five-year, and since inception periods ended July 31, 2023.

Costs of Services

The Board reviewed the advisory fee rates paid to PPM by each Fund as well as the total expense ratio of each Fund. The Board reviewed such fee and expense information as compared to that of comparable funds managed by other advisers. Using information provided by an independent data service, the Board evaluated each Fund’s contractual advisory fees and total expense ratios (net of waivers) in comparison to the contractual advisory fees and total expense ratios of each Fund’s peer group. The Board noted that comparisons to peer groups provide a helpful way to evaluate the Funds’ fees, but took into account that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Funds’ peer groups may change from time to time. The Board also considered the contractual management fees and total expenses of each Fund relative to a peer group identified by PPM at the Board’s request, which represented funds that the Adviser believed to be similarly positioned to the Funds in the marketplace.

In considering the Funds’ fees and expenses, the Board also considered that PPM manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as each Fund. Accordingly, the Board also considered information provided by PPM regarding the fees charged by PPM to accounts with similar investment strategies to the Funds.

The Board also considered that PPM has entered into an Expense Limitation Agreement with each Fund through April 30, 2024, whereby PPM contractually agreed to waive a portion of its management fee and/or reimburse expenses for each of the Funds to the extent necessary to limit the annualized ordinary operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, dividend and interest expenses related to short sales, indirect expenses of investing in other investment companies, and extraordinary expenses) to 0.45% for the PPM Core Plus Fixed Income Fund and 0.70% for the PPM High Yield Core Fund. The Board also considered that the Expense Limitation Agreement renews automatically for successive one-year terms unless the Board approves the termination of the agreement.

Further detail considered by the Board regarding the advisory fees and expense ratios of each Fund is set forth below:

PPM Core Plus Fixed Income Fund. The Board considered that the Fund’s contractual advisory fee is in the third quintile and its net total expense ratio is in the first quintile of its peer group. The Board further considered that the Fund’s net total expenses are 0.05% and 0.055% less than those of its peer group median and average, respectively, and 0.01% and 0.02% less than those of the median and average of the peer group identified by PPM, respectively. The Board also considered that, effective November 30, 2020, the Board approved an expense limitation amendment reducing the expense limitation of the Fund by five basis points to its current limit of 0.45%. The Board noted the Adviser’s assertion that it continues to believe the Fund is positioned well relative to a broad spectrum of peer funds.

PPM High Yield Core Fund. The Board considered that the Fund’s contractual advisory fee is in the first quintile and its net total expense ratio is in the second quintile of its peer group. The Board further considered that the Fund’s net total expenses are 0.073% and 0.064% less than those of its peer group median and average, respectively, and equal and 0.02% greater than those of the median and average, respectively, of the peer group identified by PPM. The Board noted the Adviser’s assertion that it continues to believe the Fund is positioned well relative to its peers.

Economies of Scale

The Board considered whether each Fund’s advisory fee reflects the potential for economies of scale for the benefit of the Funds’ shareholders. The Board noted that, while PPM did not propose breakpoints in its advisory fee schedule for the Funds, the Board would continue to review the Adviser’s fees on an ongoing basis. The Board further noted that the Adviser had agreed to waive certain fees for each Fund, which limits the expenses borne by shareholders as the Funds raise assets. The Board also considered that economies of scale can be shared with the Funds in other ways, including pricing Funds at scale from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

Profitability

The Board considered information concerning the costs incurred and profits or losses realized by PPM with respect to the Funds. The Board considered that, based on the profitability analyses provided by PPM, PPM had not realized profits with respect to the Funds. The Board also considered information from PPM indicating that as the Funds begin to receive more inflows from external shareholders, PPM expects profitability to increase accordingly.

Other Benefits to Affiliates of PPM

In evaluating the benefits that accrue to PPM through its relationship with the Funds, the Board noted that PPM and certain of its affiliates serve or have served the Funds in various capacities, including as adviser, administrator, and distributor, and receive or have received compensation from the Funds in connection with providing certain of these services. In particular, the Board considered that Jackson National Asset Management, LLC (“JNAM”) serves as Administrator to the Funds, and that JNAM charges administration fees based on average daily net assets for the Funds. To the extent the fees exceed 0.10% of average daily net assets, PPM has agreed to reimburse JNAM. The Board considered that JNAM provides compliance services to the Funds as part of its administrative services. The Board noted that each service provided to the Funds by JNAM or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consdieration of the foregoing factors, the Board concluded that continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders.

Privacy Policy

PPM America, Inc., PPM Loan Management Company 2, LLC and PPM Funds (collectively, “PPM”, “we”, “us” or “our”, as applicable) are committed to keeping nonpublic information about clients and potential clients secure and confidential. We do not disclose your information to anyone except as required by law, described in this policy, or as you otherwise permit. Most importantly, we do not sell your information to anyone.

PERSONAL INFORMATION COLLECTED WITHIN THE PAST 12 MONTHS

Below is a list of the categories of personal information we have collected within the past 12 months. We did not necessarily collect all the specific pieces of personal information listed for any given person or category. Please note that these personal information categories are as they are set forth under California law.

Category	Collected

Identifiers such as a real name, alias, postal address, unique personal identifier, online identifier, Internet Protocol address, email address, account name, social security number, driver’s license number, passport number, or other similar identifiers.

Yes

Any categories of personal information described in Cal. Civ. Code § 1798.80(e):

“Personal information” means any information that identifies, relates to, describes, or is capable of being associated with, a particular individual, including, but not limited to, his or her name, signature, social security number, physical characteristics or description, address, telephone number, passport number, driver's license or state identification card number, insurance policy number, education, employment, employment history, bank account number, or any other financial information, medical information, or health insurance information. “Personal information” does not include publicly available information that is lawfully made available to the general public from federal, state, or local government records.

Yes

Characteristics of protected classifications under California or federal law: sexual orientation; race; national origin; medical conditions; disability (physical or mental); genetic information; military or veteran status; status as a victim of domestic violence assault, or stalking; gender identity and gender expression; color; religion; sex (including pregnancy, childbirth, and related medical conditions); age (40 or older); marital status; political affiliates or activities.

Yes
Commercial information, including records of personal property, products or services purchased, obtained, or considered, or other purchasing or consuming histories or tendencies.	Yes
Biometric information.	Yes

Internet or other electronic network activity information, including, but not limited to, browsing history, search history, and information regarding a consumer’s interaction with an Internet Web site, application, or advertisement.

Yes
Geolocation data.	No
Audio, electronic, visual, thermal, olfactory, or similar information.	No
Professional or employment-related information.	No

Education information, defined as information that is not publicly available personally identifiable information as defined in the Family Educational Rights and Privacy Act (20 U.S.C. section 1232g, 34 C.F.R. Part 99).

No

Inferences drawn from any of the information identified in this chart to create a profile about a consumer reflecting the consumer’s preferences, characteristics, psychological trends, predispositions, behavior, attitudes, intelligence, abilities, and aptitudes.

No

CATEGORIES OF SOURCES FROM WHICH PERSONAL INFORMATION IS COLLECTED

We receive personal information through two primary means: information you provide us directly and information we collect automatically.

Information you provide. In the course of serving you as someone associated with a corporate or institutional client, PPM obtains personal information about you principally through requests by email or telephone. Obtaining this information is important to our ability to fulfill your requests and deliver the highest level of service. PPM also works with LinkedIn to collect personal information that you provide on its website to access online and mobile advertisements for PPM products and services that we think may be of interest to you. We do not control and are not responsible for the actions or privacy practices of other websites (whether accessed through an advertisement, service or content link) and urge you to review such practices prior to submitting any information to such websites.

Digital Analytics Information. While we do not collect personal information from anyone who is merely visiting or browsing our website, to enhance our visitors' usability of the PPM website, we use digital analytics tools (e.g. Google Analytics) to understand and optimize performance. This may include, but is not limited to, the collection of IP addresses and information about what pages visited, and average time on pages. To learn more about how Google uses the information, visit

Google’s Privacy & Terms at http://policies.google.com/technologies/partner-sites.

When interacting with our PPM email marketing materials, our systems automatically log information about your interaction with that email as well as information about your computer or mobile device. For example, our system logs when you open an email from us, what links in our emails you select, your IP address, your computer or mobile device operating system name and version, browser and email client type, how long you spent on a page, and information about your use of and actions on the email newsletter. If you currently receive PPM email marketing materials but wish to stop receiving these communications, please follow the opt-out instructions contained within the email message from PPM.

BUSINESS PURPOSES FOR WHICH WE COLLECT PERSONAL INFORMATION

Use of your personal information depends on your relationship to PPM. We did not necessarily collect all the specific pieces of personal information listed above for any one specific business purpose, but rather, we used personal information, generally, in the below circumstances. Except as indicated below, PPM retains personal information pursuant to its document retention policy which is in accordance with our governing laws and regulations.

• To perform services on behalf of PPM and our clients that are reasonably necessary and proportionate for those services. For example, personal information may be needed to maintain or service accounts as would be expected by an average consumer, process or fulfill orders and transactions, process payments and transactions, verify personal information, providing financing, or similar services on behalf of PPM or its service providers.

• Performing due diligence. For example, we may need to conduct research or evaluate individuals in connection with an investment or sale on behalf of our clients or with respect to a corporate restructuring, merger or acquisition or similar proceeding.

• Pursuant to law or regulation. For example, we might use the information you provide us to verify your identity or identify individuals within your organization to help fulfill certain legal or regulatory requirements.

• Interacting with our service providers. For example, PPM may receive personal information during the course of our business relationship for onboarding, background checks, or, depending on your relationship to PPM, as required to attest to PPM’s compliance policies and code of conduct.

• As part of a corporate transaction. For example, a transaction with a successor or affiliate or in connection with any acquisition, merger or sale of assets.

• To detect security incidents. For example, to protect against malicious, deceptive, fraudulent, or illegal activity, and to prosecute those responsible for that activity.

• Verify, maintain or enhance quality of a product, service or device. For example, we provide our employees with the ability to opt-in to providing their unique biometric data as a method of authenticating their identity to unlock devices owned by PPM (i.e., fingerprint ID on iPads), pursuant to our Biometric Information Policy. However PPM does not use or have access to Biometric Identifiers stored on those devices, nor does PPM sell, lease, trade, share, disclose or disseminate, or profit from any Biometric Identifiers.

• Respond to your requests or questions, or for other purposes that do not infer characteristics. For example, we might use the information you provided us to respond to your questions or feedback.

•

• For those who interact with our PPM email marketing materials or our website, we collect and use your information to as indicated below.

•

• Provide relevant news and information, including for short-term, transient use. For example, we might use your information to customize your experience with us and help us better understand your interests and needs so that we can improve your experience with our online content or provide contextual advertising for other services.

• Improve our website, products or services. For example, we might use anonymized information to enhance your experience with us or improve content on our websites.

SHARING OR SELLING PERSONAL INFORMATION

PPM does not sell or share consumer personal information with “third parties”, as defined by California law.

DISCLOSING PERSONAL INFORMATION

In order to run our business and provide our services and products, there are occasions where we may disclose your personal information with affiliates and non-affiliated vendors that perform support services for PPM. These parties are subject to agreements that require them to maintain the confidentiality of your information and to use it only in the course of providing such services. We will also share information if you so direct or with your consent, if we are compelled by law or regulation, as part of a corporate transaction with a successor or affiliate or in connected with any acquisition, merger or sale of assets, or in other circumstances as permitted by law (for example, to protect your account from fraud). PPM has not disclosed personal information for a business purpose to “third parties”, as defined by California law, within the last 12 months.

CALIFORNIA-SPECIFIC PRIVACY RIGHTS

California-specific privacy rights. California consumers have certain privacy rights granted under the California Consumer Privacy Act (“CCPA”) This section sets out those rights and provides individuals a form to submit privacy data requests. Below is a list of privacy rights regarding your personal information under California law:

• Right to know what personal information a business has collected, including the categories of personal information, the categories of sources from which personal information is collected, the business or commercial purpose for collecting, selling, or sharing personal information, the categories of third parties to whom a business discloses personal information, and the specific pieces of personal information the business has collected.

• Right to request PPM delete your personal information that the business has collected, subject to certain exceptions.

• Right to correct inaccurate personal information that the business maintains.

• Right to opt-out of the sale or sharing of personal information, if sold or shared by a business.

• Right to limit the use or disclosure of sensitive personal information by the business if the business uses or discloses sensitive personal information for reasons other than those set forth in section 7027(m) of the CCPA.

• Right not to receive discriminatory treatment by the business for the exercise of privacy rights conferred by the CCPA, including an employee’s, applicant’s, or independent contractor’s right not to be retaliated against for the exercise of their CCPA rights.

We do not discriminate against you, for example, by offering a different level of service for exercising any of these rights. While the CCPA also provides California residents with the right to opt-out of sales or sharing of personal information to third parties, it is important to know we do not sell or share your personal information and within the last 12 months PPM has not sold or shared consumer personal information with “third parties”, as defined by California law. We have no actual knowledge that we sell or share the personal information of consumers under 16 years of age. Additionally, we do not use or disclose sensitive personal information for purposes other than as specified in section 7027(m) of the CCPA, and we do not collect or process sensitive personal information to infer characteristics.

Instructions for submitting a California consumer request. Should you or your authorized representative wish to exercise any of the above rights, please use this link to submit a request, or if you received this notice in a printed format or are otherwise unable to complete the form, please email PPMPrivacyOperations@ppmamerica.com. Upon submission of your request we will take commercially reasonable steps to verify your identity and, if applicable, your authorized agent’s identity before granting access or making any changes to your personal information. You will be required to verify your identity by providing general information such as your first name, last name, and email address. In some instances we may reach out to you directly to provide other information, such as your mailing address. Only you, or an agent authorized to act on your behalf, may make a verifiable consumer request related to your personal information.

We will make good faith efforts to provide you with access to your data when you request it, but there may be circumstances in which we need not provide access as allowed by law, including but not limited to instances where the information contains legal privilege, where your identity could not be verified, or where the information may compromise yours or others’ privacy or other legitimate rights. If we determine that access should be restricted in any particular instance, we will provide you with an explanation of why that determination has been made and a contact point for any further inquiries.

Additionally, under California Civil law, Californians are entitled to request information relating to whether a business has disclosed personal data to any third parties for the third parties’ direct marketing purposes. Californians who wish to request further information about our compliance with this statute should contact us at privacy@ppmamerica.com or at PPM America, 225 West Wacker Dr., Suite 1200, Chicago, Illinois 60606. This section on California-Specific Privacy Rights was last updated on December 30, 2022.

USE OF COOKIES

A cookie is a piece of data stored within the web browser on your computer by the websites you visit. Cookies are widely used to improve browsing experience and help websites function more efficiently. The cookies we use enable certain functionality of the website and facilitate website usage analysis. This will enable us to continually improve the website and our systems. The cookies do not hold any personal information about you. We do not associate any data gathered from cookies with any of your personal information. From our website, PPM may place cookies on your computer. There are two types of cookies that we use:

• Session cookies - these cookies are temporarily created when you visit our website. When you leave the website all session cookies are deleted.

• Persistent cookies - these cookies remain on your computer for the period of time specified in the cookie. They are activated each time you visit our website which created that particular cookie.

Many Internet browsers allow you to adjust your cookie preferences or delete existing cookies. If you set your browser to reject cookies, you should be aware that certain website features may not be available to you or may not function correctly. Certain Internet browsers may provide you the choice to set "Do Not Track" preferences, to limit the collection of information about your online activities over time and across third party websites or online services. PPM’s systems do not respond to Internet browser "do not track" signals or similar mechanisms.

LINKS TO THIRD PARTY SITES

The PPM website may contain links to other websites. We are not responsible for the privacy practices of any such other website (whether accessed through an advertisement, service or content link) and urge you to review such practices prior to submitting any information to such websites.

SAFEGUARDING INFORMATION

We recognize that information security is a crucial topic. To protect information, we've utilized an information security program to protect the integrity of our systems and applications. We implemented precautions throughout our organization, as well as our affiliates, including, where appropriate, the following: password protection, multi-factor authentication, encryption, TLS, firewalls, and internal restrictions on who may access data to protect the information we collect from loss, misuse, and unauthorized access, disclosure, alteration, and destruction.

We restrict access to personal information to authorized employees and in some cases to third parties as permitted by law. In addition to the requirements in this policy, we maintain physical, electronic and procedural safeguards to guard sensitive information. We adhere to these standards even after a business relationship ends.

CHANGES TO POLICY

This policy provides a general statement of the ways in which PPM protects your personal information. You may, however, in connection with specific products or services offered by PPM, be provided with privacy policies or statements that supplement this policy. PPM reserves the right to change its privacy policy or any supporting or related policies or procedures at any time. If there are any changes to the terms of this privacy policy, documents containing the revised policy will be updated, including our website at the PPM Privacy Policy or at https://www.ppmamerica.com/privacy-policy, and will be effective immediately. Contact us at privacy@ppmamerica.com should you have any questions about this privacy policy, our privacy commitments or our website.

Employees should review the Jackson Financial, Inc. Associate Privacy Notice available at https://www.jackson.com for information on the categories of personal information that may be collected from and for employees and why PPM or its affiliates collect such information.

This policy was last updated on July 11, 2023.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant has named Kevin Callahan as an Audit Committee financial expert serving on its Audit Committee. Kevin Callahan is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Managers as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2022, and December 31, 2023. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2022	$69,195	$0	$0	$0
2023	$70,631	$0	$0	$0

The above Audit-Related Fees for 2022 and 2023 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s registration statement filings.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2022	$0	$0	$0
2023	$0	$0	$0

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant's auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors' independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2022, was $0. The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2023, was $0.

(h) For the fiscal years ended December 31, 2022, and December 31, 2023, the Audit Committee of the registrant’s Board of Managers considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Included as a part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a) The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant's management, including the registrant's principal executive officer and the registrant's principal financial officer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on such evaluation, the registrant's principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures are effective.

(b) There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act pf 1940) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

(3) Not applicable.

(b) The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PPM Funds

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	February 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	February 29, 2024

By:	/s/ Andrew Tedeschi
Andrew Tedeschi
Principal Financial Officer

Date:	February 29, 2024

EXHIBIT LIST

Exhibit 13(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 13(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 13(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.